EXHIBIT 10.52

                       Purchase and Sale Agreement between
                     Marriott Senior Living Services, Inc.,
      MSLS-MapleRidge, Inc., and Marriott International, Inc., as Sellers,
                    and CNL Retirement MA2, LP, as Purchaser,
            CNL Retirement Partners, LP as the Orland Park Owner and
                     Eight Pack Management Corp., as Tenant,
relating to the Brighton Gardens of Hoffman Estates - Hoffman Estates, Illinois;
                  Brighton Gardens of Tulsa - Tulsa, Oklahoma;
                    MapleRidge of Hemet - Hemet, California;
                MapleRidge of Plymouth - Plymouth, Massachusetts;
                 MapleRidge of Willoughby - Willoughby, Ohio and
           Pleasant Hills Retirement Community - Little Rock, Arkansas

                           PURCHASE AND SALE AGREEMENT

                                  BY AND AMONG

                     MARRIOTT SENIOR LIVING SERVICES, INC.,

                                     - and -

                             MSLS-MAPLERIDGE, INC.,

                            respectively, as Sellers,

                                       and

                          MARRIOTT INTERNATIONAL, INC.,

                                       and

                             CNL RETIREMENT MA2, LP,

                                  as Purchaser,

                           CNL RETIREMENT PARTNERS, LP

                            as the Orland Park Owner

                                      -and-

                           EIGHT PACK MANAGEMENT CORP.

                                    as Tenant

                                DECEMBER __, 2002

                                Table of Contents

                                                                           Page



SECTION 1.    DEFINITIONS....................................................2

   1.1        "Act of Bankruptcy"............................................2

   1.2        "Affiliate"....................................................3

   1.3        "Agreement"....................................................3

   1.4        "Applicable Property Transferee"...............................3

   1.5        "Arkansas Property"............................................3

   1.6        "As-Built Drawings"............................................3

   1.7        "Assets".......................................................3

   1.8        "BG Orland Park"...............................................3

   1.9        "Business Day".................................................3

   1.10       "California Property"..........................................3

   1.11       "Closing"......................................................3

   1.12       "Closing Date".................................................3

   1.13       "CNL Guaranty".................................................4

   1.14       "Contracts"....................................................4

   1.15       "Controlling Interest".........................................4

   1.16       "Effective Date"...............................................4

   1.17       "Entity".......................................................4

   1.18       "Environmental Reports"........................................4

   1.19       "Excluded Assets"..............................................4

   1.20       "FAS"..........................................................4

   1.21       "FF&E".........................................................4

   1.22       "FF&E Schedule"................................................5

   1.23       "Financing"....................................................5

   1.24       "Illinois Property"............................................5

   1.25       "Improvements".................................................5

   1.26       "Intangible Property"..........................................5

   1.27       "Inventories"..................................................5

   1.28       "Lease"........................................................5

   1.29       "MA2 - 2003 Purchase Agreement"................................5

   1.30       "MA3 - 2002 Purchase Agreement"................................6

   1.31       "MA3 - 2003 Purchase Agreement"................................6

   1.32       "Massachusetts Property".......................................6

   1.33       "Motor Vehicles"...............................................6

   1.34       "New Orland Park Rent Guaranty"................................6

   1.35       "Ohio Property"................................................6

   1.36       "Oklahoma Property"............................................6

   1.37       "Operating Agreement"..........................................6

   1.38       "Operator".....................................................6

   1.39       "Orland Park CNL Guaranty".....................................6

   1.40       "Orland Park Rent Guaranty"....................................6

   1.41       "Orland Park Lease"............................................6

   1.42       "Orland Park Membership Interest Pledge".......................7

   1.43       "Orland Park Operating Agreement"..............................7

   1.44       "Orland Park Owner Agreement"..................................7

   1.45       "Orland Park Property".........................................7

   1.46       "Owner"........................................................7

   1.47       "Owner Agreement"..............................................7

   1.48       "Permits"......................................................7

   1.49       "Permitted Encumbrances".......................................8

   1.50       "Person".......................................................8

   1.51       "Pooling Agreement"............................................8

   1.52       "Property".....................................................8

   1.53       "Property Transferee"..........................................8

   1.54       "Proprietary Information" .....................................8

   1.55       "Purchaser"....................................................8

   1.56       "Purchase Price"...............................................9

   1.57       "Real Property"................................................9

   1.58       "Sellers"......................................................9

   1.59       "Tenant".......................................................9

   1.60       "Title Commitments"............................................9

   1.61       "Title Company"................................................9

SECTION 2.    PURCHASE-SALE AND LEASE; DILIGENCE.............................9

   2.1        Purchase-Sale and Lease........................................9

   2.2        Diligence Inspections..........................................9

   2.3        Title Matters.................................................10

   2.4        Survey........................................................11

   2.5        Environmental Reports.........................................12

   2.6        Taking and Casualty.  ........................................12

SECTION 3.    PURCHASE AND SALE.............................................14

   3.1        Closing.......................................................14

   3.2        Purchase Price................................................14

SECTION 4.    CONDITIONS TO PURCHASER'S OBLIGATION TO CLOSE.................14

   4.1        Property Transferees..........................................14

   4.2        Closing Documents.............................................14

   4.3        Condition of Properties.......................................17

   4.4        Title Policies and Surveys....................................17

   4.5        FF&E Schedule.................................................17

   4.6        Permit Transfers..............................................17

   4.7        Other.........................................................18

   4.8        Five-Pack Unwind..............................................18

   4.9        MA2 - 2003 Purchase Agreement.................................18

   4.10       MA3 - 2002 Purchase Agreement.................................18

   4.11       MA3 - 2003 Purchase Agreement.................................18

SECTION 4A. CONDITIONS TO TENANT'S OBLIGATION TO CLOSE......................19

   4A.1       Closing Documents.............................................19

   4A.2       Condition of Properties.......................................20

   4A.3       Title Policies and Surveys....................................20

   4A.3       Title Policies and Surveys....................................21

   4A.4       FF&E Schedule.................................................21

   4A.5       Other.........................................................21

SECTION 5.   CONDITIONS TO SELLER'S OBLIGATION TO CLOSE.....................21

   5.1        Purchase Price................................................21

   5.2        Closing Documents.............................................21

   5.3        Five-Pack Unwind..............................................22

   5.4        MA2 - 2003 Purchase Agreement.................................22

   5.5        MA3 - 2002 Purchase Agreement.................................22

   5.6        MA3 - 2003 Purchase Agreement.................................22

SECTION 6.    REPRESENTATIONS AND WARRANTIES OF SELLER......................22

   6.1        Status and Authority of Owner.................................22

   6.2        Status and Authority of MI....................................23

   6.3        Employees.....................................................23

   6.4        Existing Agreements...........................................23

   6.5        Tax Returns...................................................24

   6.6        Action of MI and Owners.......................................24

   6.7        No Violations of Agreements...................................24

   6.8        Litigation....................................................24

   6.9        Not A Foreign Person..........................................25

   6.10       Construction Contracts: Mechanics' Liens......................25

   6.11       Permits, Licenses.............................................25

   6.12       Hazardous Substances..........................................25

   6.13       Insurance.....................................................25

   6.14       Financial Information.........................................25

   6.15       Contracts.....................................................26

   6.16       Title to FF&E.................................................26

   6.17       FF&E..........................................................26

   6.18       No Proffers...................................................26

   6.19       No Violations.................................................26

   6.20       Separate Tax Parcel...........................................26

   6.21       No Defaults...................................................26

   6.22       American with Disabilities Act................................26

   6.23       Natural Hazard Report for California Property.................27

SECTION 7.    REPRESENTATIONS AND WARRANTIES OF PURCHASER AND
              THE ORLAND PARK OWNER.........................................29

   7.1        Status and Authority of Purchaser and the Orland Park Owner...29

   7.2        Action of Purchaser and Orland Park Owner.....................29

   7.3        No Violations of Agreements...................................29

   7.4        Litigation....................................................30

SECTION 7A.  REPRESENTATIONS AND WARRANTIES OF TENANT.......................30

   7A.1       Status and Authority of Tenant................................30

   7A.2       Actions of Tenant.............................................30

   7A.3       No Violations of Agreements...................................31

   7A.4       Litigation....................................................31

   7A.5       Tenant's Financial Condition..................................31

SECTION 8.    COVENANTS OF MI AND OWNERS....................................31

   8.1        Compliance with Laws..........................................31

   8.2        Construction..................................................32

   8.3        Insurance.....................................................32

SECTION 9.    APPORTIONMENTS................................................32

   9.1        Apportionments................................................32

   9.2        Closing Costs.................................................32

SECTION 10.   LIMITATIONS ON LIABILITY......................................34

   10.1       Default by Sellers............................................34

   10.2       Default by Purchaser..........................................34

   10.3       Default by the Tenant.........................................35

   10.4       Limitations on Liability......................................35

SECTION 11.   MISCELLANEOUS.................................................36

   11.1       Agreement to Indemnify........................................36

   11.2       Brokerage Commissions.........................................38

   11.3       Publicity.....................................................38

   11.4       Notices.......................................................38

   11.5       Waivers, Etc..................................................41

   11.6       Assignment; Successors and Assigns............................41

   11.7       Severability..................................................41

   11.8       Counterparts, Etc.............................................41

   11.9       Governing Law; Jurisdiction; Waiver of Jury Trial.............41

   11.10      Performance on Business Days..................................42

   11.11      Attorneys' Fees...............................................42

   11.12      Relationship..................................................42

   11.13      Section and Other Headings....................................42

   11.14      Disclosure....................................................42

   11.15      Acknowledgment of the Financial Condition of the Parties......43

                                LIST OF SCHEDULES

Schedule A       Description of Properties

Schedule B       Form of Lease

Schedule C       Form of Memorandum of Lease

Schedule D       Form of Operating Agreement

Schedule E-1     Description of Little Rock, AR Property

Schedule E-2     Description of Hemet, CA Property

Schedule E-3     Description of Hoffman Estates, IL Property

Schedule E-4     Description of Plymouth, MA Property

Schedule E-5     Description of Willoughby, OH Property

Schedule E-6     Description of Tulsa, OK Property

Schedule F       Form of Owner Agreement

Schedule G       Permitted Encumbrances

Schedule H       Form of Pooling Agreement

Schedule I       Allocation of Purchase Price

Schedule J       Title Commitments

Schedule K       Surveys

Schedule L       Environmental Reports

Schedule M       Venture Organizational Chart

Schedule N       Special Warranty Deed

Schedule O       Form of Assignment of Contracts

Schedule P       Form of Assignment of Intangible Property

Schedule Q       Form of Assignment of Purchase Contract to Applicable
                 Property Transferee

Schedule R       Form of Warranty Bill of Sale

Schedule S       Form of Substitute Architect's Certificate

Schedule T       Form of Substitute Engineer's Certificate

Schedule U       Intentionally omitted

Schedule V       FF& E Schedule

Schedule W       Form of Transition Period Sublease

Schedule X       Description of Motor Vehicles

Schedule Y       Form of Termination of the Orland Park Lease

Schedule Z       Litigation Matters

Schedule AA      Form of Termination of Orland Park Memorandum of Lease

Schedule BB      Form of Termination of the Orland Park Rent Guaranty

Schedule CC      Form of Termination of the Orland Park Membership Interest
                 Pledge

Schedule DD      Form of Termination of Orland Park Operating Agreement

Schedule EE      Form of Termination of Orland Park Memorandum of Operating
                 Agreement

Schedule FF      Form of Termination of Orland Park Owner Agreement

Schedule GG      Form of Termination of Orland Park CNL Guaranty

Schedule HH      Form of New Orland Park Rent Guaranty

Schedule II      Form of CNL Guaranty

Schedule JJ      Purchaser's Title and Survey Objections

Schedule KK      Purchaser's Environmental Report Objections

                           PURCHASE AND SALE AGREEMENT

THIS PURCHASE AND SALE AGREEMENT (this "Agreement") is made as of December ___, 2002 (the "Effective Date"), by and among (i) MARRIOTT SENIOR LIVING SERVICES, INC., a Delaware corporation ("MSLS"), MSLS-MAPLERIDGE, INC., a Delaware corporation ("MSLS-MR") (with MSLS and MSLS-MR being together referred to as "Sellers"), (ii) CNL RETIREMENT MA2, LP, a Delaware limited partnership, or assigns ("Purchaser"), (iii) CNL Retirement Partners, LP, a Delaware limited partnership ("CNL RP" or "Orland Park Owner"), (iv) MARRIOTT INTERNATIONAL, INC., a Delaware corporation ("MI"), and (v) EIGHT PACK MANAGEMENT CORP., a Delaware corporation ("Tenant").

                              W I T N E S S E T H:

         WHEREAS, the Sellers (this and other capitalized terms used and not otherwise defined herein having the meanings ascribed to such terms in Section
1) are the owners of the six (6) assisted living/senior living facilities more particularly described on Schedule A attached hereto and by this reference made a part hereof (each a "Property" and together, the "Properties"); and

         WHEREAS, Purchaser is a limited partnership (the "Master LP") in which CNL RP or its Affiliates own a 1.0% general partnership interest and a 99% limited partnership interest, respectively, which Master LP and its Affiliates own a 100% interest in each of six (6) separate limited partnerships (each a "Property Transferee") that will each purchase one or more of the Properties and thereby acquire all of the Sellers' right, title and interest in and to the Properties, with each Property Transferee entering into a lease with the Tenant with respect to each of the six (6) Properties and with the Tenant entering into six (6) separate Operating Agreements with MSLS pursuant to which each of the Properties will be managed and operated by MSLS, all pursuant to the terms and conditions hereinafter set forth; and

         WHEREAS, the Sellers desire to sell to the Property Transferees the Properties and thereby convey all right, title and interest in the Properties, upon the terms and conditions hereinafter set forth;

         WHEREAS, Tenant desires to lease the Properties from the Property Transferees and to contract with MSLS for the management and operation of each of the Properties;

         WHEREAS, MI and the Orland Park Owner desire to terminate the Orland Park Lease and for Tenant to lease the Orland Park Property from the Orland Park Owner and to contract with MSLS for the management and operation of the Orland Park Property;

         WHEREAS, MI and the Orland Park Owner desire to terminate the Orland Park Rent Guaranty and MSLS and Orland Park Owner desire to enter into the New Orland Park Rent Guaranty so that MSLS would become the guarantor of certain rent payments under the new lease between Tenant and the Orland Park Owner;

         WHEREAS, MSLS and Orland Park Owner desire to terminate the Orland Park Membership Interest Pledge Agreement;

         WHEREAS, BG Orland Park and MSLS desire to terminate the Orland Park Operating Agreement;

         WHEREAS, MSLS, BG Orland Park and Orland Park Owner desire to terminate the Orland Park Owner Agreement; and

         WHEREAS, Orland Park Owner, CNL Retirement Properties, Inc. (formerly CNL Health Care Properties, Inc.), BG Orland Park and MI desire to terminate the Orland Park CNL Guaranty.

         WHEREAS, CNL RP desires to purchase a twenty-three and one quarter percent (23.25%) limited partnership interest in CNL Retirement MA1, LP, a Delaware limited partnership ("MA1") from MSLS pursuant to that certain Purchase Agreement Regarding Limited Partnership Interest in CNL Retirement MA1, LP by and between MSLS and CNL RP (the "Five-Pack Unwind Agreement");

         NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, Sellers, Tenant, MI, the Orland Park Owner and Purchaser hereby agree as follows:

SECTION 1.........DEFINITIONS.

         Capitalized terms used in this Agreement and not defined elsewhere herein shall have the meanings set forth below, in the Section of this Agreement referred to below, or in such other document or agreement referred to below:

         1.1  "Act of  Bankruptcy"  shall  mean:  (i) if a party  hereto  or any general partner thereof or Tenant shall (a) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or all of or a substantial part of its property; (b) admit in writing its inability to pay its debts as they become due; (c) make a general assignment for the benefit of its creditors; (d) file a voluntary petition or commence a voluntary case or proceeding under the Federal Bankruptcy Code (as now or hereafter in effect); (e) be adjudicated a bankrupt or insolvent; (f) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, winding-up or composition or adjustment of debts; (g) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case or proceeding under the Federal Bankruptcy Code (as now or hereafter in effect); or (h) take any corporate or partnership action for the purpose of effecting any of the foregoing; or (ii) if the proceeding or case shall be commenced, without the application or consent of a party hereto or any general partner thereof or Tenant in any court of competent jurisdiction seeking (1) the liquidation, reorganization, dissolution or winding-up, or the composition or readjustment of debts, of such party or general partner or Tenant; (2) the appointment of a receiver, custodian, trustee or liquidator for such party or general partner or all or any substantial part of its assets; or (3) other similar relief under any law relating to bankruptcy, insolvency, reorganization, winding-up or composition or adjustment of debts, and such proceeding or case shall continue undismissed; or (iii) an order (including an order for relief entered in an involuntary case under the Federal Bankruptcy Code, as now or hereinafter in effect), judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of sixty (60) consecutive days.

         1.2 "Affiliate" shall mean any Person owned by, under common control with or controlled, directly or indirectly, by another Person. For the purposes of this Agreement, an "Affiliate" shall also mean and include a parent Entity, or the Person which controls (directly or indirectly) another Person. The plural of Affiliate is "Affiliates".

         1.3 "Agreement" shall mean this Purchase and Sale Agreement, together with Schedules A through KK thereto, as it and they may be amended from time to time as herein provided.

         1.4 "Applicable Property Transferee" shall mean, with respect to each Property, the Property Transferee that acquires title to such Property at the Closing. The Applicable Property Transferee for each Property shall be as follows: (i) the Applicable Property Transferee with respect to the Arkansas Property shall be CNL Retirement MA2 Arkansas, LP, a Delaware limited partnership; (ii) the Applicable Property Transferee with respect to the California Property shall be CNL Retirement MA2 California, LP, a Delaware limited partnership; (iii) the Applicable Property Transferee with respect to the Illinois Property shall be CNL Retirement MA2 Illinois, LP, a Delaware limited partnership; (iv) the Applicable Property Transferee with respect to the Massachusetts Property shall be CNL Retirement MA2 Massachusetts, LP, a Delaware limited partnership; (v) the Applicable Property Transferee with respect to the Ohio Property shall be CNL Retirement MA2 Ohio, LP, a Delaware limited partnership, and (vi) the Applicable Property Transferee with respect to the Oklahoma Property shall be CNL Retirement MA2 Oklahoma, LP, a Delaware limited partnership.

         1.5 "Arkansas Property" shall mean the Property located in Little Rock, Arkansas.

         1.6 "As-Built Drawings" shall mean, with respect to each Property, the final "as-built" plans and specifications for the Improvements located on such Property, which are to be furnished by the Sellers to Purchaser pursuant to
Section 4.2 of this Agreement and to the Tenant pursuant to Section 4A.1 of this Agreement.

         1.7 "Assets" shall mean, with respect to each Property, all of the FF&E, the Motor Vehicles, the Contracts and the Intangible Property, collectively, owned as of the Closing Date by Owner in connection with or relating to such Property, other than any Excluded Assets.

         1.8 "BG Orland Park" shall mean BG Orland Park, LLC, a Delaware limited liability company, which is an Affiliate of MI.

         1.9 "Business Day" shall mean any day other than a Saturday, Sunday or any other day on which banking institutions in the State of Maryland are authorized by law or executive action to close.

         1.10 "California Property" shall mean the Property located in Hemet, California.

         1.11 "Closing" shall have the meaning given such term in Section 3.1.

         1.12 "Closing Date" shall have the meaning given such term in Section 3.1.

         1.13 "CNL Guaranty" shall mean, that certain Guaranty by CNL RP in favor of Tenant and MSLS dated as of the Closing Date in which CNL RP guarantees all of the payment and performance obligations of the Affiliates of CNL RP with respect to the Lease for each of the Properties and the Owner Agreement for each of the Properties.

         1.14 "Contracts" shall mean, with respect to each Property, (a) equipment leases relating to telephone switches and voice mail benefiting the Property and to which Owner or its Affiliates is a party, (b) motor vehicle leases relating to motor vehicles used in the operation of the Property and to which Owner or its Affiliates is a party and (c) any other equipment leases to which Owner or its Affiliates is a party that benefit the Property, are disclosed in writing to Purchaser and Tenant on or before the Closing, are reasonably acceptable to Purchaser and Tenant and are to survive the Closing.

         1.15 "Controlling Interest" shall mean: (a) as to a corporation, the right to exercise, directly or indirectly, more than fifty percent (50%) of the voting rights attributable to the shares of the Entity (through ownership of such shares or by contract), and (b) as to an Entity not a corporation, the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of the Entity.

         1.16 "Effective Date" shall have the meaning set forth in the preamble to this Agreement.

         1.17  "Entity"   shall  mean  any   corporation,   general  or  limited
partnership, limited liability company, partnership, stock company or association, joint venture, company, trust, bank, trust company, land trust, business trust, cooperative, any government or agency or political subdivision thereof or any other entity.

         1.18 "Environmental  Reports" shall have the meaning given such term in
Section 2.5.

         1.19 "Excluded Assets" shall mean, with respect to each Property: (i) any right, title or interest in any name containing any of the names "Marriott," "Brighton Gardens," "Maple Ridge," and other marks used, or that may in the future be used, by MI, Sellers or their Affiliates (and MSLS and MI shall have the right to remove any such name or mark appearing on any signage or other property pursuant to the terms of the Operating Agreement); (ii) all property owned by the Owner or any of its Affiliates, not normally located at the Property and used, but not exclusively, in connection with the operation of such Property; (iii) any FAS associated with the Property; (iv) any Inventories located at the Property; (v) all items, tangible or intangible, consisting of Proprietary Information; (vi) computer software; (vii) all books, ledger sheets, files and records; (viii) all contracts pertaining to the operation of the Property other than the Contracts; and (ix) any software, manuals, brochures or directives used by the Owner or any of its Affiliates, in the operation of the Property.

         1.20 "FAS" shall have the meaning given the term "Fixed Asset Supplies" in the Operating Agreement.

         1.21 "FF&E" shall mean, with respect to each Property, all appliances, machinery, devices, fixtures, appurtenances, equipment, furniture, furnishings and articles of tangible personal property of every kind and nature whatsoever owned by the Owner or any of its Affiliates, and located in or at, or used in connection with the ownership, operation or maintenance of, such Property, other than motor vehicles, but in any event excluding any Excluded Assets.

         1.22 "FF&E Schedule" shall have the meaning given such term in Section 4.5.

         1.23 "Financing" shall mean the initial first mortgage financing for the Properties obtained by the Applicable Property Transferees after the Closing Date. All amounts due and payable under the Financing, together with all costs associated therewith, shall be a Purchaser expense.

         1.24 "Illinois Property" shall mean the Property located in Hoffman Estates, Illinois.

         1.25  "Improvements"  shall mean,  with respect to each  Property,  all buildings, fixtures, walls, fences, landscaping and other structures and improvements situated on, affixed or appurtenant to the Real Property, including, but not limited to, all pavement, access ways, curb cuts, parking, kitchen and support facilities, meeting and conference rooms, swimming pool facilities, recreational amenities, office facilities, drainage system and facilities, air ventilation and filtering systems and facilities and utility facilities and connections for sanitary sewer, potable water, irrigation, electricity, telephone, cable television and natural gas, if applicable, to the extent the same form a part of such Property and all appurtenances thereto acquired by the Applicable Property Transferee in connection with Applicable Property Transferee's acquisition of such Property pursuant to the terms of this Agreement.

         1.26 "Intangible Property" shall mean, with respect to each Property, all transferable or assignable (a) Permits, and (b) certificates, licenses, warranties, guarantees and Contracts held by Owner and/or its Affiliates, other than (x) the Excluded Assets and (y) such Permits which are to be held by, or transferred to, the Tenant and/or Operator in order to permit the Tenant and/or Operator, respectively, to operate such Property in accordance with the terms of the Lease and the Operating Agreement.

         1.27 "Inventories" shall have the meaning given such term in the Operating Agreement.

         1.28 "Lease" shall mean, with respect to each Property and the Orland Park Property, the "triple net" lease agreement to be entered into at the Closing by the Applicable Property Transferee (or, in the case of the Orland Park Property, the Orland Park Owner) and the Tenant, substantially in the form attached hereto as Schedule B. A memorandum of each Lease, in the form attached hereto as Schedule C, will be entered into by the Applicable Property Transferee (or, in the case of the Orland Park Property, the Orland Park Owner) and Tenant and if consented to by the Applicable Property Transferee and Tenant, recorded among the applicable public records.

         1.29 "MA2 - 2003 Purchase Agreement" shall mean that certain Purchase and Sale Agreement dated as of December __, 2002, by and among MSLS (as the seller), MI, Eight Pack Management Corp., a Delaware corporation, as tenant, and CNL Retirement MA2, LP, a Delaware limited partnership (as purchaser).

         1.30 "MA3 - 2002 Purchase Agreement" shall mean that certain purchase agreement dated as of the Effective Date by and among MSLS and ROCK Lynnwood/Snohomish Partners, LP (collectively, as the sellers), MI, Eleven Pack Management Corp., a Delaware corporation, as tenant and CNL Retirement MA3, LP, a Delaware limited partnership (as purchaser).

         1.31 "MA3 - 2003 Purchase Agreement" shall mean that certain Purchase and Sale Agreement dated as of December __, 2002, by and among MSLS and MSLS-MapleRidge, Inc., a Delaware corporation, (collectively, as the sellers), MI, Eleven Pack Management Corp., a Delaware corporation, as tenant, and CNL Retirement MA3, LP, a Delaware limited partnership (as purchaser).

         1.32 "Massachusetts Property" shall mean the Property located in Plymouth, Massachusetts.

         1.33 "Motor Vehicles" shall mean those motor vehicles being sold to Purchaser pursuant to this Agreement and described in Schedule X attached hereto.

         1.34 "New Orland Park Rent Guaranty" shall mean the Limited Rent Guaranty dated as of the Closing Date executed by MSLS in favor of the Orland Park Owner in which MSLS guarantees certain rent payments under the lease dated as of the Closing Date between the Orland Park Owner and Tenant in connection with the leasing of the Orland Park Property.

         1.35 "Ohio Property" shall mean the Property located in Willoughby, Ohio.

         1.36 "Oklahoma Property" shall mean the Property located in Tulsa, Oklahoma.

         1.37 "Operating Agreement" shall mean the applicable operating agreement to be entered into as of the Closing Date with respect to each Property and the Orland Park Property, between Tenant and MSLS, substantially in the form attached hereto at Schedule D.

         1.38 "Operator" shall mean MSLS.

         1.39 "Orland Park CNL Guaranty" shall mean the Guaranty Agreement dated as of April 20, 2000 by and among CNL RP, CNL Retirement Properties, Inc., BG Orland Park and MI, under which CNL RP and CNL Retirement Properties, Inc. guarantee the obligations of CNL RP under the Orland Park Lease and the Orland Park Owner Agreement.

         1.40 "Orland Park Rent Guaranty" shall mean the Limited Rent Guaranty dated April 20, 2000 executed by MI in favor of CNL Health Care Partners, LP (now known as CNL Retirement Partners, LP) in which MI guaranteed certain rent payments under the Orland Park Lease.

         1.41 "Orland Park Lease" shall mean the Lease Agreement dated April 20, 2000 by and between CNL Health Care Partners, LP (now known as CNL Retirement Partners, LP), as landlord, and BG Orland Park, as tenant.

         1.42 "Orland Park Membership Interest Pledge" shall mean the Membership Interest Pledge Agreement dated as of April 20, 2000 between MSLS, as pledgor, and CNL Health Care Partners, LP (now known as CNL Retirement Partners, LP), as pledgee, under which MSLS pledges its membership interest in BG Orland Park to secure the obligations of BG Orland Park under the Orland Park Lease.

         1.43 "Orland Park Operating Agreement" shall mean the Operating Agreement dated as of April 20, 2000, between BG Orland Park and MSLS and any amendments thereto.

         1.44 "Orland Park Owner Agreement" shall mean the Owner Agreement dated as of April 20, 2000 by and among MSLS, BG Orland Park and CNL Health Care Partners, LP (now known as CNL Retirement Partners, LP).

         1.45 "Orland Park Property" shall mean the real estate and improvements known as the Brighton Gardens senior living facility in Orland Park, Illinois sold to CNL Health Care Partners, LP (now known as CNL Retirement Partners, LP) pursuant to the Purchase and Sale Agreement dated March 23, 2000 by and among CNL Health Care Partners, LP (now known as CNL Retirement Partners, LP), as purchaser, MSLS, as seller, and joined by MI.

         1.46 "Owner" shall mean: (i) with respect to the Arkansas Property described on Schedule E-1 attached hereto, MSLS; (ii) with respect to the California Property located in Hemet, CA described on Schedule E-2 attached hereto, MSLS-MR; (iii) with respect to the Illinois Property described on Schedule E-3 attached hereto, MSLS; (iv) with respect to the Massachusetts Property described on Schedule E-4 attached hereto, MSLS-MR; (v) with respect to the Ohio Property described on Schedule E-5 attached hereto, MSLS-MR; and (vi) with respect to the Oklahoma Property described on Schedule E-6 attached hereto, MSLS.

         1.47 "Owner Agreement" shall mean, with respect to each Property, the Owner Agreement in substantially the form of Schedule F attached hereto to be entered into as of the Closing Date by Operator, Tenant and the Applicable Property Transferee, which shall be applicable to such Property from and after the Closing Date and with respect to the Orland Park Property, the Owner Agreement in substantially the form of Schedule F attached hereto to be entered into as of the Closing Date by Operator, Tenant and Orland Park Owner, which shall be applicable to the Orland Park Property from and after the Closing Date.

         1.48 "Permits" shall mean, with respect to each Property, all governmental permits and approvals, including licenses and authorizations, required for the construction, ownership and operation of the assisted living/senior living facilities within and on the Improvements, including without limitation healthcare regulatory licenses, skilled nursing facility licenses, residential care for the elderly licenses, assisted living licenses, occupational licenses and/or qualifications to do business, certificates of need, certificates of authority, certificates of occupancy, building permits, signage permits, site use approvals, zoning certificates, environmental and land use permits, and any and all necessary approvals from state or local authorities and other approvals granted by any public body or by any private party pursuant to a recorded instrument relating to such Property and such assisted living/senior living facilities.

         1.49  "Permitted   Encumbrances"  shall  mean,  with  respect  to  each
Property: (a) any and all matters affecting title to the Property as shown on Schedule G hereto; (b) liens for taxes, assessments and governmental charges with respect to the Property not yet due and payable or due and payable but not yet delinquent; (c) applicable zoning regulations and ordinances and other governmental laws, ordinances and regulations provided the same do not prohibit or impair in any material respects the use of the Property as an assisted living/senior living facility, as contemplated by this Agreement; (d) such other nonmonetary encumbrances which do not, in Purchaser's reasonable opinion, impair marketability, prohibit or impair in any material respect the use of the Property as a fully functioning assisted living/senior living facility as contemplated by this Agreement, or impose any additional material costs or expenses on Tenant or Purchaser; (e) any utility, drainage or other easements which are customary in connection with (or which reasonably serve) the Improvements (provided that the same do not lie under any building unless the easements are not necessary for the Property and can be vacated) and with respect to which there are no material violations as of the Closing Date; (f) the Lease, Memorandum of Lease and Memorandum of Operating Agreement for the Property; (g) such other nonmonetary encumbrances with respect to the Property which are not objected to by Purchaser in accordance with Sections 2.3 and 2.4; and (h) such matters as are disclosed by the Surveys.

         1.50 "Person" shall mean any individual or Entity, and the heirs, executors, administrators, legal representatives, successors and assigns of such Person where the context so admits.

         1.51 "Pooling Agreement" shall mean the Pooling Agreement in the form attached hereto as Schedule H to be entered into as of the Closing Date by each Applicable Property Transferee, the Orland Park Owner, the Tenant and the Operator.

         1.52 "Property" shall mean any of the Real Property, Improvements and Assets, inclusive, with respect to each of the six (6) assisted living/senior living facilities identified in Schedule A hereto, as the case may be and/or the context shall require. For the purposes of this Agreement, the term "Properties" shall mean and refer to all of the foregoing collectively.

         1.53 "Property Transferee" shall mean each entity that acquires title at the Closing to one of the six Properties.

         1.54 "Proprietary Information" shall mean (a) all computer software and accompanying documentation (including all future upgrades, enhancements, additions, substitutions and modifications thereof), other than that which is commercially available, which are used by MI, any Owner or the Operator or any Affiliate thereof in connection with the property management system and all future electronic systems developed by MI, any Owner or the Operator or any Affiliate thereof for use with respect to any Property, (b) all manuals, brochures and directives used by MI, any Owner or the Operator or any Affiliate thereof with respect to the procedures and techniques to be used in operating any Property, (c) customer lists, and (d) employee records which must remain confidential either under applicable legal requirements or under reasonable corporate policies of MI, any Owner or the Operator or any Affiliate thereof.

         1.55 "Purchaser" shall mean CNL Retirement MA2, LP, a Delaware limited partnership, and its permitted successors and assigns.

         1.56 "Purchase Price" shall mean the amount to be paid by Purchaser to Sellers for the Properties, set forth on Schedule I hereto. The Purchase Price also shall be subject to adjustments, credits and prorations as provided herein.

         1.57 "Real Property" shall mean, with respect to each Property, the real property described in the applicable Schedules E-1 through E-6 hereto, together with all easements, rights of way, privileges, licenses and appurtenances which the Owner may now own or hereafter acquire with respect thereto, less any portion or portions thereof taken by way of an Immaterial Taking.

         1.58 "Sellers" shall mean MSLS and MSLS-MR, collectively.

         1.59 "Tenant" shall mean Eight Pack Management Corp., a Delaware corporation.

         1.60  "Title  Commitments"  shall have the  meaning  given such term in
Section 2.3.

         1.61 "Title Company" shall mean First American Title Insurance Company or such other title insurance company as shall have been approved by Purchaser and the Sellers.

         1.62 "Transition Period Sublease" shall have the meaning given such term in Section 4.6.

SECTION 2.........PURCHASE-SALE AND LEASE; DILIGENCE.

         2.1 Purchase-Sale and Lease. Purchaser hereby agrees to purchase from Sellers and Sellers hereby agree to sell to Purchaser, the Properties for the Purchase Price, subject to and in accordance with the terms and conditions of this Agreement. Also in consideration of the mutual covenants herein contained, upon, and subject to, acquisition by Purchaser of the Properties, Purchaser hereby agrees to simultaneously lease to Tenant, and Tenant hereby agrees to simultaneously lease from Purchaser, each of such Properties purchased by Purchaser, on the terms and conditions of the Lease applicable thereto, and in accordance with the terms of this Agreement. Also in consideration of the mutual covenants herein contained, Sellers hereby agree to convey to either Purchaser or Tenant, at the Purchaser's election, the existing FAS associated with the Properties and the existing Inventories located at the Properties, on the terms and conditions set forth herein, together with the working capital associated with or set aside associated with the Properties at the Closing.

2.2      Diligence Inspections.

              (a) Except as otherwise expressly provided to the contrary in this Agreement, Purchaser and Tenant have approved (or are deemed to have approved for purposes of this Agreement) the Properties in each of its "AS IS, WHERE IS" condition as of the Effective Date.

              (b) Purchaser and Tenant have approved (or shall be deemed to have approved for purposes of this Agreement) each Property in its "as is, where is" condition as of the Effective Date and as of the Closing Date, subject to the representations, warranties, terms and conditions of this Agreement. Prior to the Closing, and on the terms and conditions set forth below, Purchaser and Tenant shall have the right to inspect the Properties and investigate the conditions of the Properties, including without limitation, the environmental, geotechnical, physical, market and economic conditions thereof. To the extent that, in connection with such investigations, the Purchaser, the Tenant, or their agents, representatives or contractors, damages or disturbs any of the Properties, the Purchaser or Tenant, as the case may be, shall return the same to substantially the same condition which existed immediately prior to such damage or disturbance. The Purchaser and Tenant each shall indemnify, defend and hold harmless the Sellers from and against any and all expense, loss or damage (including, without limitation, reasonable attorneys' fees) which the Sellers may incur as a result of any act or omission of the Purchaser or Tenant, respectively, as the case may be, or its representatives, agents or contractors in connection with any such inspections and investigations, other than any expense, loss or damage arising from any act or omission of the Sellers. The foregoing indemnification agreement shall, with respect to each Property, survive the termination of this Agreement or the Closing hereunder for a period of twelve (12) months.

2.3      Title Matters.

              (a) Prior to the date hereof, Purchaser has obtained a current title commitment for an ALTA extended owner's policy and ALTA leasehold policy of title insurance with respect to each Property, together with complete and legible copies of all instruments and documents referred to as exceptions to title (collectively, the "Title Commitments"), and has given each Owner notice of all title exceptions to which the Purchaser objects, which notice is more particularly described on Schedule JJ attached hereto and by this reference incorporated herein. If, for any reason, the Owner is unable or unwilling to take such actions as may be required to cause such exceptions to be removed from the Title Commitments, the Owner shall give the Purchaser notice thereof; it being understood and agreed that the failure of the Owner to give such notice within five (5) days after the Effective Date shall be deemed an election by the Owner not to remedy such matters. If the Owner shall be unwilling or unable to remove any title defects to which the Purchaser has objected, the Purchaser may elect (i) to terminate this Agreement, in which event this Agreement shall be of no further force and effect, except with respect to provisions hereof which by their express terms survive a termination of this Agreement and each party to this Agreement shall pay for its own out of pocket expenses incurred in respect of the Properties, or (ii) to consummate the transactions contemplated hereby, notwithstanding such title defect(s), without any abatement or reduction in the Purchase Price on account thereof. The Purchaser shall make any such election by written notice to the Sellers given on or prior to the fifth (5th) day after the Owner's notice of its inability or unwillingness to cure such defect. Failure of the Purchaser to give such notice of its election in accordance with clause (i) above shall be deemed an election by the Purchaser to proceed in accordance with clause (ii) above. Notwithstanding the foregoing, each Owner shall cause all mortgages, deeds of trust and other monetary liens encumbering its Property to be released at or prior to the Closing; provided, however, such liens may continue to encumber the Property at Closing if the Title Company is willing to insure over such liens in a manner acceptable to Purchaser and such liens are released promptly following the Closing. Owner's obligation to cause the release of any such liens pursuant to the immediately preceding sentence shall survive Closing. Upon completion of the procedures set forth in this paragraph for resolving objections to matters concerning title, endorsements to the Title Commitments shall be issued by the Title Company in substance consistent with the provisions of this paragraph.

              (b) In the event that an Owner decides to encumber its Property with an additional title matter, such Owner shall give Purchaser and Tenant notice thereof together with a copy of the document, instrument or other matter to be imposed against or on the Property ("Additional Exception"). Within five
(5) Business Days after receipt of a notice (and a copy) of any Additional Exception with respect to any Property, the Purchaser and/or Tenant shall give the Owner notice of its approval or disapproval thereof. Neither Purchaser nor Tenant shall withhold its approval of any such Additional Exception which would be a Permitted Encumbrance specified in clauses (a) through (h), inclusive of the definition of Permitted Encumbrance, and neither shall unreasonably withhold, delay or condition its approval of any other Additional Exception. If Purchaser and/or Tenant fails to respond within said five (5) Business Day period, Purchaser and/or Tenant, as the case may be, shall be deemed to have approved such Additional Exception. If Purchaser and/or Tenant unreasonably disapproves of any Additional Exception, Owner shall be excused from performing any term or condition (or any portion or aspect of a term or condition) of this Agreement which Owner is unable or unwilling to perform as a result of its inability to enter into and/or impose such Additional Exception. Notwithstanding anything herein to the contrary, an Additional Exception shall not include any monetary encumbrance, Owner shall discharge all such encumbrances on or before the Closing Date. No consent or approval to any Additional Exception by Purchaser or Tenant shall constitute an agreement by Purchaser or Tenant to pay any special assessment or other tax or levy arising under such Additional Exception that would otherwise be payable by the Sellers under this Agreement.

         2.4 Survey. Prior to the date hereof, Purchaser has obtained current as-built ALTA surveys with respect to each Property (individually, a "Survey" and collectively, the "Surveys"), by a licensed surveyor in the jurisdiction in which each such Property is located and has given each Owner notice of all matters shown thereon (other than Permitted Encumbrances) to which the Purchaser objects, which notice is more particularly described on Schedule JJ attached hereto and by this reference incorporated herein. If, for any reason, any Owner is unable or unwilling to take such actions as may be required to remedy the objectionable matters, the Owner shall give the Purchaser prompt notice thereof; it being understood and agreed that the failure of the Owner to give such notice within five (5) days after the Effective Date shall be deemed an election by the Owner not to remedy such matters. If the Owner shall be unable or unwilling to remove any survey defect to which the Purchaser and has objected, the Purchaser may elect (i) to terminate this Agreement, in which event this Agreement shall terminate and be of no further force or effect, except with respect to provisions hereof which by their express terms survive a termination of this Agreement and each party to this Agreement shall pay for its own out of pocket expenses incurred in respect of the Properties, or (ii) to consummate the transactions contemplated hereby, notwithstanding such defect, without any abatement or reduction in the Purchase Price on account thereof. The Purchaser shall make any such election by written notice to the Sellers given on or prior to the fifth (5th) day after the Owner's notice of its inability or unwillingness to cure such defect and time shall be of the essence with respect to the giving of such notice. Failure of the Purchaser to give such notice of its election in accordance with clause (i) above shall be deemed an election the Purchaser to proceed in accordance with clause (ii) above.

         2.5 Environmental Reports. Prior to the date hereof, Purchaser has obtained Phase I environmental reports in respect of the Properties as more particularly described on Schedule L attached hereto (collectively, "Environmental Reports") and has given each Owner notice of all matters therein as to which the Purchaser objects, which notice is more particularly described on Schedule KK attached hereto and by this reference incorporated herein. If, for any reason, the Owner is unable or unwilling to take such actions as may be required to cause such matters to be remedied to the reasonable satisfaction of the Purchaser, as the case may be, the Owner shall give the Purchaser notice thereof, it being understood and agreed that the failure of the Owner to give such notice within five (5) days after the Effective Date shall be deemed an election by the Owner not to remedy such matters. If the Owner shall be unwilling or unable to remedy any matters to which the Purchaser has objected, the Purchaser may elect (i) to terminate this Agreement, in which event this Agreement shall be of no further force and effect, except with respect to provisions hereof which by their express terms survive a termination of this Agreement and each party to this Agreement shall pay for its own out of pocket expenses incurred in respect of the Properties, or (ii) to consummate the transactions contemplated hereby, notwithstanding such defect, without any abatement or reduction in the Purchase Price on account thereof. The Purchaser shall make any such election by written notice to the Sellers given on or prior to the fifth (5th) day after the Owner's notice of its inability or unwillingness to cure such defect. Failure of the Purchaser to give such notice within the time prescribed by the preceding sentence shall be deemed an election by the Purchaser to proceed in accordance with clause (ii) above.

         2.6 Taking and Casualty. (a) If prior to Closing, any Property is the subject of a condemnation, the Owner shall promptly notify Purchaser and Tenant of the same. If such condemnation does not, in Owner's reasonable opinion, affect any material part of the Improvements and does not materially adversely affect access to the Improvements or compliance with applicable zoning or building requirements, including parking or the projected net cash flow from the Property (an "Immaterial Taking"), Owner shall so notify Purchaser and Tenant and this Agreement will remain in full force and effect in respect of the purchase and sale of such Property, but with an abatement of the Purchase Price equal to the amount of the award paid to Owner on account of such taking, less the amount of Owner's costs and expenses, including reasonable attorneys' fees and expenses, in establishing and collecting such award. If such condemnation is not an Immaterial Taking, then either Purchaser or Tenant shall have the right to terminate this Agreement with respect to the Property subject to such condemnation (the "Condemned Property") by providing written notice of such termination to Sellers within ten (10) days of receipt of Owner's notice advising Purchaser and Tenant of such condemnation, in which event this Agreement shall be of no further force and effect with respect to the Condemned Property except with respect to provisions hereof which by their express terms survive a termination of this Agreement. The Purchase Price shall be reduced by the amount of the Purchase Price allocated to the Condemned Property as set forth on Schedule I hereto.

              (b) If prior to the Closing, any Property is damaged or destroyed by fire or other casualty (the "Damaged Property"), Owner shall promptly notify Purchaser and Tenant of the same (the "Casualty Notice"). If the cost of restoring the damage is, in the reasonable judgment of Owner, Two Million Dollars ($2,000,000) or greater, Owner shall provide in the Casualty Notice whether it is exercising its option to terminate this Agreement with respect to the Damaged Property, in which event, this Agreement with respect to the Damaged Property shall be of no further force or effect except with respect to provisions hereof which by their express terms survive a termination of this Agreement. The Purchase Price shall be reduced by the amount of the Purchase Price allocated to the Damaged Property as set forth on Schedule I hereto. If the cost of restoring the damage is, in the reasonable judgment of Owner, Two Million Dollars ($2,000,000) or greater and Owner did not exercise its option to terminate this Agreement with respect to the Damaged Property in the Casualty Notice, Purchaser and Tenant each shall have the right, upon notice to the other parties in writing within ten (10) days of receipt of the Casualty Notice, to terminate this Agreement with respect to the Damaged Property, in which event, this Agreement with respect to the Damaged Property shall be of no further force or effect except with respect to provisions hereof which by their express terms survive a termination of this Agreement with respect to the Damaged Property. The Purchase Price shall be reduced by the amount of the Purchase Price allocated to the Damaged Property as set forth on Schedule I hereto.

              (c) If none of Owner, Purchaser or Tenant elects to terminate this Agreement with respect to the Damaged Property pursuant to Section 2.6(b), or if the cost of restoring the damage is, in the reasonable judgment of Owner, less than Two Million Dollars ($2,000,000), then Owner shall undertake and pursue the restoration of such damage in a commercially reasonable fashion, and shall repair and/or replace the damaged portion of the Damaged Property to the same condition as existed immediately prior to such casualty. The Closing as it relates to the Damaged Property shall be extended for such period of time as may be reasonably necessary or appropriate to permit Owner to complete such restoration. The parties agree that Owner's obligations to repair and/or replace pursuant to the provisions of this Section shall be limited to the extent of available casualty insurance proceeds (plus the amount of any applicable deductibles) and if casualty insurance proceeds are insufficient to repair and/or replace the damaged portion of the Damaged Property to the same condition as existed immediately prior to such casualty and Owner is unable or unwilling to make such repairs or replacements, Owner shall promptly notify Purchaser and Tenant that it is exercising its right to terminate this Agreement with respect to the Damaged Property, in which event, this Agreement with respect to the Damaged Property shall be of no further force or effect except with respect to provisions hereof which by their express terms survive a termination of this Agreement. The Purchase Price shall be reduced by the amount of the Purchase Price allocated to the Damaged Property as set forth on Schedule I hereto.

              (d) The risk of loss to each Property shall remain with Owner until the Closing.

SECTION 3.........PURCHASE AND SALE.

         3.1 Closing. The purchase, sale and lease of the Properties and other transactions contemplated hereby shall be consummated on a date (the "Closing Date") which is mutually agreeable to all of the parties but no later than December 31, 2002 (the "Closing"). The Closing shall be held in escrow with the Title Company at the offices of Arent Fox Kintner Plotkin & Kahn, PLLC, 1050 Connecticut Avenue, NW, Washington, DC 20036, or at such other location as the Sellers and the Purchaser and the Tenant may agree.

         3.2 Purchase Price. At the Closing, the Purchase Price shall be payable by Purchaser by wire transfer of immediately available funds on the Closing Date to an account or accounts to be designated by Sellers prior to the Closing, subject to any adjustments and apportionments made pursuant to this Agreement.

SECTION 4.........CONDITIONS TO PURCHASER'S OBLIGATION TO CLOSE.

         The obligation of Purchaser to acquire the Properties on the Closing Date shall be subject to the satisfaction or waiver of the following conditions precedent on and as of the Closing Date:

         4.1  Property  Transferees.   For  the  purposes  of  effectuating  the
transactions contemplated by this Agreement, on or before the Closing Date, Purchaser or its Affiliates shall form each of the Property Transferees. With respect to the actual acquisition and fee simple ownership of each Property, each Property will be acquired and owned at the Closing by the Applicable Property Transferee. Each Property Transferee will be the landlord under the applicable Lease. The organizational chart for the limited partnerships described in this Section 4.1 is attached hereto as Schedule M. On and as of the Closing Date, the limited partnerships described in this Section 4.1 shall have been created and be in full force and effect. The Sellers hereby acknowledge and agree that the Purchaser shall have the right to assign this Agreement with respect to each Property to the Applicable Property Transferee as may be necessary in order to effectuate the intent of this Section 4.1.

         4.2 Closing Documents. Sellers, MI, the Operator, or their respective Affiliates and/or the Tenant, as applicable, shall have delivered (or cause to be delivered) to Purchaser, with respect to each Property and to the Orland Park Owner with respect to the documents set forth in Section 4.2(d) for the Orland Park Property:

              (a) A Special Warranty Deed, and in the case of the California Property, a Grant Deed, duly executed by the Owner, conveying to the Applicable Property Transferee good and marketable title to such Property, free from all liens, encumbrances, security interests, options and adverse claims of any kind or character, subject to the Permitted Encumbrances, in the forms set forth in Schedule N attached hereto;

              (b) An Assignment of Contracts (including any construction related contracts) in the form set forth in Schedule O hereto, an Assignment of Intangible Property in the form set forth in Schedule P hereto, each duly executed by the Owner (or its Affiliate, as applicable), transferring and assigning to the Applicable Property Transferee all rights, title and interest of Owner (or its Affiliate, as applicable) in the Assets (other than any existing FAS, any existing FF&E or any existing Inventories) related to such Property, together with, to the extent the same are in Owner's or its Affiliate's (or their agent's) possession, original (or copies certified by Owner as true and correct), fully executed copies of all agreements constituting any of the same;

              (c) A Warranty Bill of Sale in the form set forth in Schedule R hereto, duly executed by Owner, transferring to the Applicable Property Transferee all rights, title and interest of Owner in any existing FAS associated with such Property, any FF&E associated with such Property and any existing Inventories located at such Property;

              (d) (i) A copy of the Termination of the Orland Park Lease in the form set forth in Schedule Y attached hereto dated as of the Closing Date and duly executed by Orland Park Owner and BG Orland Park; (ii) a copy of the Termination of Orland Park Memorandum of Lease in the form set forth in Schedule AA attached hereto dated as of the Closing Date and duly executed by Orland Park Owner and BG Orland Park; (iii) a copy of the Termination of the Orland Park Rent Guaranty in the form set forth in Schedule BB attached hereto dated as of the Closing Date and duly executed by MI and Orland Park Owner; (iv) a copy of the Termination of the Orland Park Membership Interest Pledge in the form set forth in Schedule CC attached hereto dated as of the Closing Date and duly executed by MSLS and Orland Park Owner; (v) a copy of the Termination of Orland Park Operating Agreement in the form set forth in Schedule DD attached hereto dated as of the Closing Date and duly executed by BG Orland Park and MSLS; (vi) a copy of the Termination of Orland Park Memorandum of Operating Agreement in the form set forth in Schedule EE attached hereto dated as of the Closing Date and duly executed by BG Orland Park and MSLS; (vii) a copy of the Termination of Orland Park Owner Agreement in the form set forth in Schedule FF attached hereto dated as of the Closing Date and duly executed by MSLS, BG Orland Park and Orland Park Owner; (viii) a copy of the Termination of Orland Park CNL Guaranty in the form set forth in Schedule GG attached hereto dated as of the Closing Date duly executed by Orland Park Owner, CNL Retirement Properties, Inc., BG Orland Park and MI; (ix) copies of UCC termination statements (A) to be filed with the Department of Assessments and Taxation of the State of Maryland to terminate the UCC financing statement filed against BG Orland Park as debtor and in favor of Orland Park Owner as secured party, (B) to be filed with the Department of Assessments and Taxation of the State of Maryland to terminate the UCC financing statement filed against MSLS as debtor and in favor of Orland Park Owner as secured party, and (C) to be filed with the Secretary of State of the State of Delaware against MSLS as debtor and in favor of Orland Park Owner as secured party; (x) a letter duly executed by an authorized officer of Orland Park Owner authorizing Arent Fox Kintner Plotkin & Kahn, PLLC to file such termination statements; and (xi) a copy of the New Orland Park Rent Guaranty duly executed by MSLS in favor of the Orland Park Owner, in the form set forth in Schedule HH attached hereto;

              (e) A copy of the Operating Agreement for such Property and for the Orland Park Property duly executed by the Operator and the Tenant and a Memorandum of Operating Agreement for such Property and for the Orland Park Property in recordable form duly executed by the Operator and the Tenant;

              (f) The Lease for such Property duly executed by the Tenant and the Applicable Property Transferee and a Memorandum of Lease for such Property in recordable form and the Lease for the Orland Park Property duly executed by the Tenant and the Orland Park Owner and a Memorandum of Lease for the Orland Park Property in recordable form;

              (g) The Owner Agreement for such Property duly executed by the Operator, the Applicable Property Transferee and the Tenant and the Owner Agreement for the Orland Park Property duly executed by the Operator, the Orland Park Owner and the Tenant;

              (h) [Intentionally Omitted]

              (i) A Substitute Architect's Certificate in respect of the Improvements to such Property in the form attached hereto as Schedule S;

              (j)  A  Substitute  Engineer's   Certificate  in  respect  of  the
Improvements to such Property in the form attached hereto as Schedule T;

              (k) Certified copies of applicable resolutions and certificates of incumbency with respect to Owner, MI, MSLS, the Tenant and such other Persons as Purchaser may reasonably require;

              (l) A certificate of a duly authorized officer of each of MI and Tenant confirming the continued truth and accuracy of its representations and warranties in this Agreement (subject to such changes as Owner has given notice of to Purchaser pursuant to Section 6 and subject to Section 4.3(b));

              (m) The "As-Built" Drawings and an original (or if not available, a copy) of the final certificate of occupancy for such Property;

              (n) Copies of the Permits (certified by Owner as true and correct);

              (o) Copies of the Contracts (certified by Owner as true and correct);

              (p) The original (or if not available, copies) of any and all warranties and guarantees pertaining to the Improvements, specifically including the manufacturer's roof membrane warranty issued with respect to the buildings comprising the Improvements;

              (q) The FF&E Schedule;

              (r) An owner's affidavit executed by Owner in the form mutually agreeable to Owner and Title Company for the purpose of satisfying any request for the same in the applicable Title Commitments;

              (s) A settlement statement;

              (t) The Pooling Agreement executed by MSLS, the Applicable Property Transferee, the Orland Park Owner and the Tenant;

              (u) The Transition Period Sublease for such Property executed by MSLS or MSLS-MR, as the case may be, if applicable pursuant to Section 4.6(Permit Transfers);

              (v) Assignments of Purchase Contract by Purchaser to each of the Applicable Property Transferees as it relates to the applicable Property in the form of Schedule Q;

              (w) With respect to the California Property, California Form 597-W as required by California Revenue and Taxation Code Section 18662; and

              (x) Such other documents, certificates and other instruments as may be reasonably required to consummate the transaction contemplated hereby.

4.3      Condition of Properties.

              (a) No action shall be pending or threatened for the condemnation or taking by power of eminent domain of all or any material portion of any Property.

              (b) All material and applicable Permits and other authorizations necessary for the current use, occupancy and operation of the Properties shall be in full force and effect; however, in the event that any Owner fails to obtain any such Permits or other authorizations and discloses same to Purchaser, Purchaser may, but shall not be required to, waive such Owner's compliance with
Section 6.11 (Permits, Licenses) of this Agreement and proceed with the Closing.

4.4      Title Policies and Surveys.

              (a) The Title Company shall be prepared, subject only to payment of the applicable premium and delivery of all conveyance documents, to issue the title policies pursuant to the Title Commitments.

              (b) Purchaser  shall have received the Surveys in accordance  with
Section 2.4.

         4.5 FF&E Schedule. Attached hereto as Schedule V is a schedule (the "FF&E Schedule") of all FF&E at each Property owned by each Owner and which FF&E is intended to be part of the Assets to be transferred to and owned by the Applicable Property Transferees upon and following the Closing. Upon reasonable prior notice to each Owner, Purchaser shall be entitled to inspect the FF&E at the applicable Property prior to the Closing in order to confirm and verify the FF&E Schedule.

         4.6 Permit Transfers. To the extent permitted or required by applicable laws, rules and regulations, Sellers shall have completed the transfer and assignment of all of the Permits to the Applicable Property Transferee and/or the Tenant of each Property at or prior to the Closing. To the extent that any such Permits are not transferable or assignable, Sellers shall cooperate with Applicable Property Transferee and/or the Tenant in obtaining such Permits at or prior to Closing. If any of the Permits cannot be transferred or assigned by the Sellers or obtained by the Applicable Property Transferee and/or the Tenant, whichever is applicable, at or prior to the Closing, alternative arrangements that are satisfactory to Purchaser, Tenant and Sellers shall have been implemented to assure that the Applicable Property Transferee and/or the Tenant shall, to the extent permitted by applicable laws, rules and regulations, have the benefit of such Permits, and Sellers, the Applicable Property Transferee and/or the Tenant shall, at the expense of the Applicable Property Transferee, cooperate and use their respective commercially reasonable efforts to obtain a Permit for the Applicable Property Transferee and/or the Tenant or complete the transfer and assignment of the Permits by Sellers, whichever is applicable, as contemplated in the foregoing sentences promptly after the Closing. For example, but not by way of limitation, in the event the required assisted living/senior living facilities and/or skilled nursing facilities licenses or permits have not been transferred, issued or re-issued as of the Closing Date with respect to a Property, as required by applicable law and regulations, the Operator, the Tenant and the Applicable Property Transferee shall enter into a sublease of the Lease, in the form attached hereto as Schedule W (the "Transition Period Sublease"), so that the facility located on such Property may continue to be operated on and after the Closing Date pending the transfer, issuance or re-issuance of such required licenses or permits. This Section 4.6 shall survive the Closing for a period of twelve (12) months.

4.7      Other.

              (a) The representations and warranties of MI and Tenant set forth in Section 6 and Section 6A hereof (as the same may have been changed by notice from Sellers as provided therein) shall be true, correct and complete in all material respects on and as of the Closing Date;

              (b) No Act of Bankruptcy on the part of any Owner, MI, MSLS or Tenant shall have occurred and remain outstanding as of the Closing Date;

              (c) Each Owner shall be the sole owner of good and marketable title to its Property free and clear of all liens, encumbrances, restrictions, conditions and agreements (other than the Permitted Encumbrances and this Agreement);

              (d) There shall be no unsatisfied state or Federal tax liens against or affecting any Owner which is due and payable, or any tax audit of such Owner in process, which could result in a lien against any Property; and

              (e) There shall be no outstanding, unsettled claim against any Owner arising under any insurance policies in respect of such Owner or its Property which could result in a lien against the Property.

         4.8  Five-Pack   Unwind.   Simultaneously   or  prior  to  the  Closing
contemplated by this Agreement, the closing contemplated by the Five Pack Unwind Agreement shall have been consummated.

         4.9 MA2 - 2003 Purchase Agreement. Simultaneously or prior to the Closing contemplated by this Agreement, the MA2 - 2003 Purchase Agreement shall have been executed by all of the parties thereto; provided however, that the failure of the parties to enter into such a purchase agreement shall not be deemed as an event of default under this Agreement.

         4.10 MA3 - 2002 Purchase Agreement. Simultaneously or prior to the Closing contemplated by this Agreement, the closing contemplated by the MA3 Purchase Agreement shall have been consummated.

         4.11 MA3 - 2003 Purchase Agreement. Simultaneously or prior to the Closing contemplated by this Agreement, the MA3 - 2003 Purchase Agreement shall have been executed by all of the parties thereto; provided however, that the failure of the parties to enter into such a purchase agreement shall not be deemed as an event of default under this Agreement.

SECTION 4A.          CONDITIONS TO TENANT'S OBLIGATION TO CLOSE.

The obligation of the Tenant to lease each of the Properties on the Closing Date shall be subject to the satisfaction or waiver of the following conditions precedent on and as of such Closing Date:

         4A.1.....Closing  Documents. The Sellers, MI, the Operator,  Purchaser,
the Applicable Party Transferee, or the Orland Park Owner, as applicable, shall have delivered (or cause to be delivered) to the Tenant with respect to each
Property:

              (a) The Lease for such Property duly executed by the Applicable Property Transferee and a Memorandum of Lease for such Property in recordable form duly executed by the Applicable Property Transferee and the Lease for the Orland Park Property duly executed by the Orland Park Owner and a Memorandum of Lease for the Orland Park Property duly executed by the Orland Park Owner in recordable form;

              (b) Duly executed and acknowledged counterparts of the documents described in subsection 4.2(d);

              (c) The Operating Agreement for such Property and for the Orland Park Property duly executed by MSLS and a Memorandum of Operating Agreement for such Property and for the Orland Park Property in recordable form duly executed by MSLS;

              (d) The Pooling Agreement duly executed by the Applicable Property Transferee, the Orland Park Owner and Operator;

              (e) the CNL Guaranty duly executed by CNL RP in the form set forth in Schedule II attached hereto;

              (f) A Substitute Architect's Certificate in respect of the Improvements to such Property in the form attached hereto as Schedule S;

              (g)  A  Substitute  Engineer's   Certificate  in  respect  of  the
Improvements to such Property in the form attached hereto as Schedule T;

              (h) Certified copies of applicable resolutions and certificates of incumbency with respect to the Sellers, MI, Purchaser and other Persons as the Tenant may reasonably require;

              (i) A certificate of a duly authorized officer of each of MI and Purchaser confirming the continued truth and accuracy of its representations and warranties in this Agreement (subject to such changes as Sellers have given notice of to Tenant pursuant to Section 6 and subject to Section 4A.2(b));

              (j) The Surveys;

              (k) The "As-Built" Drawings and A copy of the final certificate of occupancy for such Property;

              (l) The Permits (or copies thereof certified by Sellers as true and correct);

              (m) The Contracts (or copies thereof certified by Sellers as true and correct);

              (n) Copies of any and all warranties and guarantees pertaining to the Improvements, specifically including the manufacturer's roof membrane warranty issued with respect to the buildings comprising the Improvements;

              (o) The FF&E Schedule;

              (p) An owner's affidavit executed by Sellers in the form of Schedule U for purposes of satisfying any request for the same in the applicable Title Commitment;

              (q) A settlement statement;

              (r) The Transition Period Sublease for such Property executed by MSLS or MSLS-MR, as the case may be, if applicable pursuant to Section 4.6;

              (s) Assignments of Purchase Contract to each of the Applicable Property Transferees as it relates to the applicable Property in the form of Schedule Q;

              (t) The Owner Agreement for such Property duly executed by the Operator, the Applicable Property Transferee and the Tenant and the Owner Agreement for the Orland Park Property duly executed by the Operator, the Orland Park Owner and the Tenant;

              (u) A Warranty Bill of Sale in the form set forth in Schedule R hereto, duly executed by Owner, transferring to the Applicable Property Transferee all rights, title and interest of Owner in any existing FAS associated with such Property, any FF&E associated with such Property and any existing Inventories located at such Property;

              (v) Such other documents, certificates and other instruments as may be reasonably required to consummate the transaction contemplated hereby.

         4A.2.....Condition of Properties.

              (a) No action shall be pending or threatened for the condemnation of taking by power of eminent domain of all or any material portion of any Property.

              (b) All material and applicable Permits and other authorization necessary for the current use, occupancy and operation of the Properties shall be in full force and effect; however, in the event that any Owner fails to obtain any such Permits or other authorizations and discloses same to Tenant, Tenant may, but shall not be required to, waive Owner's compliance with Section
6.11 (Permits, Licenses) of this Agreement and proceed with the Closing .

         4A.3.....Title Policies and Surveys.

              (a) The Title Company shall be prepared, subject only to payment of the applicable premium and delivery of all conveyance documents, to issue the title policies pursuant to the Title Commitments.

              (b) The Tenant shall have received the Surveys in accordance  with
Section 2.4. -----------

         4A.4.....FF&E Schedule. Upon reasonable prior notice to Sellers, Tenant shall be entitled to inspect the FF&E at the Property prior to the Closing in order to confirm and verify the FF&E Schedule.

         4A.5.....Other.

              (a) The representations and warranties of MI and Purchaser set forth in Section 6 and Section 7 hereof respectively (as the same may have been changed by notice from Sellers provided therein) shall be true, correct and complete in all material respects on and as of the Closing Date;

              (b) No Act of Bankruptcy on the part of the Sellers, MI or Purchaser shall have occurred and remain outstanding as of the Closing Date;

              (c) Each Owner shall be the sole owner of good and marketable title to its Property free and clear of all liens, encumbrances, restrictions, conditions and agreements (other than the Permitted Exceptions and this Agreement);

              (d) There shall be no unsatisfied state or Federal tax liens against or affecting any Owner which is due and payable, or any tax audit of such Owner in process, which could result in a lien against any Property; and

              (e) There shall be no outstanding, unsettled claim against any Owner arising under any insurance policies in respect of such Owner of its Property, which could result in a lien against the Property.

SECTION 5.........CONDITIONS TO SELLER'S OBLIGATION TO CLOSE.

         The obligation of Sellers to convey and transfer to Purchaser the Properties on the Closing Date is subject to the satisfaction or waiver of the following conditions precedent on and as of the Closing Date:

         5.1 Purchase Price. Purchaser shall deliver to Sellers the Purchase Price as provided in Section 3.2.

         5.2 Closing Documents. Purchaser, the Applicable Property Transferee, the Orland Park Owner or Tenant, as the case may be, shall have delivered to
Sellers:

              (a) Duly executed and acknowledged counterparts of the documents described in Subsections 4.2(b), (c), (d), (e), (f), (g), (k), (l), (s), (t),
(u), (v), (w) and (x);

              (b) the CNL Guaranty duly executed by CNL RP in the form set forth in Schedule II attached hereto;

              (c) A certificate of a duly authorized officer of the Purchaser, the Orland Park Owner and Tenant confirming the continued truth and accuracy of the representations and warranties of the Purchaser, the Orland Park Owner and Tenant in this Agreement;

              (d) Certified copies of applicable resolutions, certificates of good standing, and certificates of incumbency with respect to the Purchaser, the Applicable Property Transferees, the Orland Park Owner, Tenant, and such other Persons as the Sellers may reasonably require; and

              (e) Such other documents, certificates and other instruments as may be reasonably required to consummate the transaction contemplated hereby.

         5.3  Five-Pack   Unwind.   Simultaneously   or  prior  to  the  Closing
contemplated by this Agreement, the closing contemplated by the Five Pack Unwind Agreement shall have been consummated.

         5.4 MA2 - 2003 Purchase Agreement. Simultaneously or prior to the Closing contemplated by this Agreement, the MA2 - 2003 Purchase Agreement shall have been executed by all of the parties thereto; provided however, that the failure of the parties to enter into such a purchase agreement shall not be deemed as an event of default under this Agreement.

         5.5 MA3 - 2002 Purchase Agreement. Simultaneously or prior to the Closing contemplated by this Agreement, the closing contemplated by the MA3 - 2002 Purchase Agreement shall have been consummated.

         5.6 MA3 - 2003 Purchase Agreement. Simultaneously or prior to the Closing contemplated by this Agreement, the MA3 - 2003 Purchase Agreement shall have been executed by all of the parties thereto; provided however, that the failure of the parties to enter into such a purchase agreement shall not be deemed as an event of default under this Agreement.

SECTION 6.........REPRESENTATIONS AND WARRANTIES OF SELLER.

         To induce Purchaser, the Orland Park Owner and Tenant to enter into this Agreement, MI represents and warrants on behalf of itself and each Owner to Purchaser, the Orland Park Owner and Tenant, as applicable, as follows:

         6.1 Status and Authority of Owner. Each Owner is, or will be at or before the Closing, a corporation duly organized, validly existing and in corporate good standing under the laws of its state of incorporation, and has all requisite power and authority under the laws of such state and its respective charter documents to enter into and perform its obligations under this Agreement and to consummate the transactions contemplated hereby. Each Owner is duly qualified to transact business and is in good standing in the state in which its Property is located.

         6.2 Status and Authority of MI. MI is a corporation duly organized, validly existing and in corporate good standing under the laws of its state of incorporation, and has all requisite power and authority under the laws of such state and its respective charter documents to enter into and perform its obligations under this Agreement and to consummate the transactions contemplated hereby.

         6.3 Employees. Each Owner shall be responsible for payment of all wages and salaries payable to, and all vacation pay, pension and welfare benefits and other fringe benefits accrued with respect to all individuals employed by such Owner at its Property relating to the period prior to the Closing, and Operator, pursuant to the terms of the Operating Agreement, shall be responsible for payment of all wages, salaries and vacation pay, pension, welfare and other benefits relating to the period commencing on and from and after the Closing. All of the employees at each Property prior to the Closing Date are employees of the Operator and Operator shall continue to employ such employees immediately after the Closing Date except for those employees which may be terminated in the ordinary course of business unrelated to the sale of the Property. At no time hereunder, upon the Closing or under the applicable Lease, shall any of the employees at the Property, including employees of Operator, be or be deemed to be the employees of Purchaser or Tenant, and upon and after the Closing, be or be deemed to be transferred to Purchaser or Tenant. If required, each Owner or the Operator, as applicable, will comply with the notice and other requirements under the Worker Adjustment Retraining and Notification Act ("WARN Act"), the Consolidated Omnibus Budget Reconciliation Act ("COBRA") or any similar state or local legislation with respect to such employee matters, and such obligation shall survive the Closing, notwithstanding anything to the contrary in the WARN Act. Because Purchaser and Tenant at no time will be or be deemed to be the employer of employees at any Property, it is expressly understood and agreed that Purchaser and Tenant are not and shall not be responsible or liable, directly or indirectly, for payment of any benefits, severance liability, compensation, pay or other obligations, of whatever nature, due or alleged to be due to any employee at any Property including employees of Operator, or of any Owner attributable to any time period up to, upon and after the Closing Date. Similarly, there shall be no union agreements, pension plans, health plans, benefit plans, deferred compensation plans, bonus plans or vacation plans or similar agreements for or concerning such employees which shall be binding upon Purchaser or Tenant. Nothing contained in this Section 6.3 shall be construed to affect any of the rights and obligations of the parties under the Operating Agreement.

         6.4 Existing Agreements. There are no (or will not be at the Closing) service contracts, maintenance agreements, leasing commissions or brokerage agreements, repair contracts, property management contracts, contracts for the purchase or delivery of labor, services, materials or goods, supplies or equipment, leases, licensees or occupancy agreements, or similar agreements entered into by or on behalf of any Owner with respect to any Property which will be obligations of Purchaser or Tenant after the Closing, other than (i) the Permitted Encumbrances, (ii) the documents to be assigned to Purchaser pursuant to the terms hereof, (iii) the Contracts, (iv) the Lease, (v) the Transition Period Sublease, if applicable, (vi) the Owner Agreement, (vii) the Operating
Agreement, (viii) the Pooling Agreement, and (ix) any other document or instrument given or entered into in connection with the Closing. Nothing contained in this Section 6.4 shall be construed to affect any of the rights and obligations of the parties under the Operating Agreement. Notwithstanding the foregoing, if Owner does not obtain the consent from the applicable lessor necessary to assign to Purchaser any equipment leases with respect to its Property (each an "Equipment Lease"), Owner shall sublease such equipment to Purchaser pursuant to the terms of the applicable Equipment Lease provided that such subletting is not prohibited under such Equipment Lease; if subletting is prohibited under such Equipment Lease, Owner or its parent shall provide an alternative arrangement for Purchaser to have use of such equipment or for Purchaser /to enter into a new agreement for use of such or similar equipment on comparable terms.

         6.5 Tax Returns. All privilege, gross receipts, excise, sales and use, personal property and franchise taxes with respect to each Property resulting from its operations prior to the Closing will be paid by Owner as and when due and payable, and all tax returns for such taxes shall be prepared and duly filed by such Owner prior to the Closing Date, or will be prepared and duly filed by such Owner prior to the due date (including extensions thereof) under applicable law. All taxes, if any, shown on the returns described in this Section 6.5 or otherwise, determined to be due prior to the Closing, together with any interest or penalties thereon, will be paid by each Owner prior to the Closing, or allowance made therefor at the Closing.

         6.6 Action of MI and Owners. Each Owner and MI has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and upon the execution and delivery of any document to be delivered by MI or each Owner on or prior to the Closing Date, such document shall constitute the valid and binding obligation and agreement of MI and/or such Owner, as applicable, enforceable against MI and/or such Owner, as applicable, as the case may be, in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws of general application affecting the rights and remedies of creditors and general principles of equity. The person or persons executing and delivering this Agreement or any other document to be delivered by MI or any Owner on or prior to the Closing Date is or shall have been prior to the Closing Date, duly authorized to execute and deliver such documents on behalf of MI and Owner as applicable.

         6.7 No Violations of Agreements. Neither the execution, delivery or performance of this Agreement by Sellers, and/or MI, nor compliance with the terms and provisions hereof, will result in any breach of the terms, conditions or provisions of, or conflict with or constitute a default under, or result in the creation of any lien, charge or encumbrance upon any Property or the Orland Park Property pursuant to the terms of any indenture, mortgage, deed of trust, note, evidence of indebtedness or any other agreement or instrument by which any Owner and/or MI, as the case may be, is bound.

         6.8 Litigation. Except as set forth in Schedule Z attached hereto, neither Sellers nor MI have received written notice of and, to the Sellers' and MI's knowledge, no investigation, action or proceeding is pending or, to the Sellers' and MI's knowledge, threatened, and the Sellers have not received written notice of and, to the Sellers' and MI's knowledge, no investigation looking toward such an action or proceeding has begun, which (a) questions the validity of this Agreement or any action taken or to be taken pursuant hereto, or (b) may result in or subject any Property to a material liability which is not covered by insurance, whether or not Purchaser is indemnified by any of the Sellers and/or MI with respect to the same, or (c) involves condemnation or eminent domain proceedings against any material part of any Property.

         6.9 Not A Foreign Person. No Owner is a "foreign person" within the meaning of Section 1445 of the United States Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

         6.10 Construction Contracts: Mechanics' Liens. At the Closing, there will be no outstanding contracts made by any Owner for the construction or repair of any Improvements relating to its Property which have not been fully paid for or provision for the payment of which has not been made by Owner and Owner shall discharge and have released of record or bonded all mechanics' or materialmen's liens, if any, arising from any labor or materials furnished to its Property prior to the Closing to the extent any such lien is not insured over by the Title Company or bonded over pursuant to applicable law. If after the Closing a mechanics' or materialmen's lien is filed arising from any labor or materials furnished to any Property prior to the Closing, Owner shall discharge and have released of record or bonded any such mechanics' or materialmen's lien within thirty (30) days from the date Owner has notice that such mechanics' or materialmen's lien was filed.

         6.11 Permits, Licenses. As of the Closing, there will be in effect all material Permits and other authorizations necessary for the then current use, occupancy and operation of each Property, unless failure to obtain any such Permits and other authorizations is disclosed to Purchaser in writing, and Purchaser waives compliance herewith in accordance with Section 4.3(b) of this Agreement.

         6.12 Hazardous Substances. Except as otherwise disclosed to Purchaser and Tenant, including without limitation any matters described in the Environmental Reports, to the knowledge of MI and each Owner, each Owner, since the date that such Owner acquired title to its Property, has not stored or disposed of (or engaged in the business of storing or disposing of, or authorized the storage or disposal of) nor has released nor caused nor authorized the release of any hazardous waste, contaminants, oil, radioactive or other material on such Property, or any portion thereof, the removal of which is required or the maintenance of which is prohibited or penalized by any applicable Federal, state or local statutes, laws, ordinances, rules or regulations, and which has not as of the Closing Date been removed from such Property in accordance with such applicable statutes, laws, ordinances, rules or regulations. To each Owner's and MI's actual knowledge, except as otherwise disclosed to Purchaser and Tenant, including, without limitation, any matters described in the Environmental Reports, each Property is free from any such hazardous waste, contaminants, oil, mold or other biocontaminants, radioactive and other materials, except for reasonable amounts of any such materials necessary for the maintenance, repair and operation of the Property as an assisted living/senior living facility and stored, maintained and used in accordance with applicable law.

         6.13 Insurance. Sellers have received no written notice from any insurance carrier of defects or inadequacies in any Property which, if uncorrected, would result in a termination of insurance coverage or a material increase in the premiums charged therefor.

         6.14 Financial Information. Financial information, including, without limitation, all books and records and financial statements relating to each Property, which have been provided to Purchaser by MI and the Sellers are true, correct and complete in all material respects.

         6.15 Contracts. Each Owner has performed in all material respects all of its obligations under each Contract to which the Owner is a party or is subject and no fact or circumstance has occurred, which by itself or with the passage of time or the giving of notice or both would constitute a default under any such Contract and Owner has the right to assign all of the Contracts which it is assigning to Purchaser or its designee pursuant to this Agreement. Further, to each Owner's knowledge, all other parties to such Contracts have performed all of their obligations thereunder in all material respects and are not in default thereunder.

         6.16 Title to FF&E. Each Owner has good and marketable title to the FF&E described on the FF&E Schedule. Subject to any Equipment Leases as described in Section 6.4 which can not be assigned by Sellers, the FF&E that is leased rather than owned by each Owner is included in the Contracts.

         6.17 FF&E. The FF&E Schedule accurately describes in all material respects the FF&E owned by each Owner and located at the Property. As of the Closing Date, the FF&E shall comply in all material respects with the requirements of the Operator's Standards (as defined in the Operating Agreement).

         6.18 No Proffers. As of the Closing Date, each Owner and/or MI shall have paid (or the provision for the payment of which has been made by such Owner) and/or performed, as applicable, all proffers, exactions, development fees, tap fees, connection charges, impact fees, improvements (including off-site improvements) and other requirements imposed by applicable law of any federal, state or local governmental or quasi-governmental authority in connection with the construction and development of the Property.

         6.19 No Violations. Except as previously disclosed in writing to Purchaser and Tenant, each Owner has complied in all material respects with all laws, regulations, orders or other requirements issued by any governmental authority against or affecting the Property. Except as previously disclosed in writing to Purchaser and Tenant, each Owner has not received any written notice or order from any governmental authority requiring any repairs, maintenance or improvements to the Property which have not been fully performed.

         6.20 Separate Tax Parcel. Each Property constitutes a separate parcel for purposes of ad valorem real property taxes, and is not subject to a lien for non-payment of real property taxes relating to any other property.

         6.21 No Defaults. There exists no material default on the part of any Owner or MI with respect to any Permitted Encumbrance affecting each Property, other than those defaults which can be cured or discharged by the payment of money and for which an allowance for the payment thereof has been made at the Closing. Notwithstanding anything to the contrary contained in this Section 6 regarding the survival period for the representations and warranties made hereunder, the representation and warranty made in this Section 6.21 by each Owner and MI shall survive the Closing for an unlimited period of time.

         6.22  American  with  Disabilities  Act. As of the Closing  Date,  each
Property shall comply in all material respects with the Americans with Disabilities Act and all related and applicable laws, rules, regulations and/or orders governing or relating to accessibility.

         6.23 Natural Hazard Report for California Property. Owner has employed the services of Property Data Services, Inc. ("Natural Hazard Expert") to examine the maps and other information specifically made available to the public by government agencies for the purposes of enabling Owner to fulfill its disclosure obligations with respect to the natural hazards referred to in California Civil Code Section 1103.2 with respect to the California Property and to report the results of its examination to Purchaser and Owner in writing. The written report prepared by the Natural Hazard Expert regarding the results of its examination fully and completely discharges Owner from its disclosure obligations referred to in California Civil Code Section 1103.2, and, for the purposes of this Agreement, the provisions of California Civil Code Section 1103.4 regarding the non-liability of Owner for errors and/or omissions not within its personal knowledge shall be deemed to apply. Notwithstanding anything to the contrary contained in this Agreement, in no event shall Owner have any responsibility for matters described in this Section 6.23 not actually known to Owner or for matters for which the Purchaser has assumed the risk under any other provision of this Agreement. Notwithstanding the foregoing, Owner shall not be relieved of any disclosure obligations otherwise required pursuant to this Section 6.

         The representations and warranties made in this Agreement by MI, on behalf of itself and each Owner, in Section 6.1 through Section 6.9, inclusive, are made as of the Effective Date and shall be deemed remade by MI, on behalf of itself and each Owner as of the Closing Date, with the same force and effect as if made on, and as of, the Closing Date; and the representations and warranties made in this Agreement by MI, on behalf of itself and each Owner, in Section
6.10 through Section 6.23, inclusive, shall be made as of the Closing Date, provided, however, that, MI, on behalf of itself and each Owner, shall have the right, from time to time prior to the Closing Date, to modify the representations and warranties made in Section 6.7 (No Violations of Agreements), Section 6.8 (Litigation), Section 6.13 (Insurance), and Section
6.19 (No Violations) as a result of changes in applicable conditions beyond the control of MI or any Owner, by notice to Purchaser and Tenant and, in such event, the representations and warranties shall be deemed modified to the extent required by such changes, and (a) if MI, on behalf of itself and each Owner, agrees to indemnify Purchaser and Tenant against any loss that may be suffered by Purchaser or Tenant as a result of such changes, then Purchaser and Tenant will be required to close hereunder without any abatement of Purchase Price or changes in any other condition, and (b) if MI, on behalf of itself and each Owner, elects not to so indemnify Purchaser and Tenant, Purchaser and Tenant shall each have the option to either accept the change and close, or reject the change, in which case, if either Purchaser or Tenant rejects such change, Purchaser's obligation to purchase the Properties and Tenant's obligation to lease the Properties shall terminate. Except as specifically provided otherwise, all representations and warranties made in this Agreement by MI, on behalf of itself and each Owner, shall survive the Closing for a period of twelve (12) months. Any action, suit or proceeding with respect to the truth, accuracy or completeness of any such representation or warranty shall be commenced and served promptly, if at all, on or before the date which is twelve (12) months after the Closing Date and, if not commenced on or before such date, thereafter shall be void and of no force or effect. Prior to the Closing, Purchaser and Tenant will have had the opportunity to investigate independently all physical aspects of each Property, and to make all such independent inspections and/or investigations of any Property that Purchaser or Tenant deems necessary or desirable including, without limitation, review of the building permits, certificates of occupancy, environmental audits and assessments, toxic reports, surveys, investigation of land use and development rights, development restrictions and conditions that are or may be imposed by governmental agencies, agreements with associations or other private parties affecting or concerning such Property, the condition of title, soils and geological reports, engineering and structural certificates, tests and third-party reports (if any), governmental agreements and approvals and architectural plans and site plans. Purchaser and Tenant each represent and warrant that, in entering into this Agreement, it has not relied on any representation, warranty, promise or statement, express or implied, of Sellers or MI or anyone acting for or on behalf of Sellers or MI, other than as expressly set forth in this Agreement; AND THAT, AS A MATERIAL INDUCEMENT TO THE EXECUTION AND DELIVERY OF THIS AGREEMENT BY SELLERS, MI, PURCHASER AND TENANT EACH ACKNOWLEDGE THAT THE PROPERTIES WILL, UPON THE ACQUISITION BY THE APPLICABLE PROPERTY TRANSFEREES AND TENANT OF THEIR RESPECTIVE INTERESTS IN SUCH PROPERTY, BE IN THEIR "AS IS" CONDITION AND IN THEIR "AS IS" STATE OF REPAIR, WITH ALL FAULTS SUBJECT ONLY, HOWEVER, TO THE EXPRESS COVENANTS, REPRESENTATIONS AND WARRANTIES MADE BY THE SELLERS AND MI FOR THE BENEFIT OF PURCHASER AND/OR TENANT EXPRESSLY SET FORTH IN THIS AGREEMENT.

         Except as otherwise expressly provided in this Agreement or any documents executed and delivered by any Owner or MI to Purchaser or Tenant at the Closing, each Owner and MI disclaim the making of any representations or warranties, express or implied, regarding any Property or matters affecting the same, whether made by such Owner or MI, on Owner's behalf or on MI's behalf, or otherwise, including, without limitation, the physical condition of the Property, title to, the boundaries or other survey matters of, the Real Property, pest control matters, soil conditions, the presence, existence or absence of hazardous wastes, toxic substances or other environmental matters, compliance with building, health, safety, land use and zoning laws, regulations and orders, structural and other engineering characteristics, traffic patterns, market data, economic conditions or projections, and any other information pertaining to such Property or the market and physical environments in which the Property is located. Purchaser and Tenant each acknowledge that it has entered into this Agreement with the intention of making and relying upon its own investigation or that of third parties with respect to the physical, environmental,  economic  and  legal  condition  of  each  Property,  except  as expressly provided in this Agreement. Purchaser and Tenant each further acknowledge that it has not received from or on behalf of any Owner or MI, any accounting, feasibility, marketing, economic, tax, legal, architectural, engineering, property management or other advice with respect to this transaction and is relying solely upon the advice of third party accounting, tax, legal, architectural, engineering, property management and other advisors.

         As used in this Agreement, the phrases "to Sellers' knowledge," "to Owner's knowledge," "MI's knowledge," "to Owner's and MI's knowledge" and "to Sellers' and MI's knowledge" or words of similar import shall mean the actual (and not constructive or imputed) knowledge, without independent investigation or inquiry, of Timothy J. Grisius, Kevin Montano and Brian Danaher.

         With respect to the California Property, Purchaser specifically waives the provisions of California Code Section 1542, which provides as follows:

           A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN TO HIM MUST HAVE MATERIALLY AFFECTED THE SETTLEMENT WITH THE DEBTOR.

         Purchaser agrees, represents and warrants that the aforementioned waiver of California Code Section 1542 has been negotiated and agreed upon and that Purchaser hereby intends to release, discharge and acquit Owner from any such unknown causes of action, claims, demands, debts, controversies, damages, costs, losses and expenses with respect to the California Property; provided, however, that the foregoing shall not relieve Owner of any disclosures required pursuant to this Section 6.

SECTION 7.........REPRESENTATIONS AND WARRANTIES OF PURCHASER AND THE
                  ORLAND PARK OWNER.

         To induce MI, Sellers and Tenant to enter into this Agreement, Purchaser and the Orland Park Owner each represents and warrants to MI, Sellers and Tenant as follows:

         7.1 Status and Authority of Purchaser and the Orland Park Owner. Purchaser and the Orland Park Owner are each duly organized and validly existing under the laws of the jurisdiction in which it was formed, and has all requisite power and authority under the laws of such state and under its charter documents to enter into and perform its obligations under this Agreement and to consummate the transactions contemplated hereby. Purchaser is, or will be by the Closing Date, duly qualified and in good standing in the state in which each Property is located. The Orland Park Owner is duly qualified and in good standing in the state in which the Orland Park Property is located.

         7.2 Action of Purchaser and Orland Park Owner. Purchaser and the Orland Park Owner have each taken all necessary action to authorize the execution, delivery and performance of this Agreement, and upon the execution and delivery of any document to be delivered by Purchaser or the Orland Park Owner on or prior to the Closing Date, such document shall constitute the valid and binding obligation and agreement of Purchaser or the Orland Park Owner, enforceable against Purchaser or the Orland Park Owner in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws of general application affecting the rights and remedies of creditors and general principles of equity. The person or persons executing and delivering this Agreement or any other document to be delivered by Purchaser or the Orland Park Owner on or prior to the Closing Date is or shall have been prior to the Closing Date, duly authorized to execute and deliver such documents on behalf of Purchaser or the Orland Park Owner, as applicable.

         7.3 No Violations of Agreements. Neither the execution, delivery or performance of this Agreement by Purchaser or the Orland Park Owner, nor compliance with the terms and provisions hereof, will result in any breach of the terms, conditions or provisions of or conflict with or constitute a default under, or result in the creation of any lien, charge or encumbrance upon any Property or the Orland Park Property or assets of Purchaser or the Orland Park Owner, pursuant to the terms of any indenture, mortgage, deed of trust, note, evidence of indebtedness or any other agreement or instrument by which Purchaser or the Orland Park Owner is bound.

         7.4 Litigation. Purchaser and the Orland Park Owner have received no written notice of and, to Purchaser's knowledge and to the Orland Park Owner's knowledge, no investigation, action or proceeding is pending and, to Purchaser's knowledge and to the Orland Park Owner's knowledge, no action or proceeding is threatened and Purchaser and the Orland Park Owner have received no notice of, and to Purchaser's knowledge and to the Orland Park Owner's knowledge, no investigation looking toward such an action or proceeding has begun, which (a) questions the validity of this Agreement or any action taken or to be taken pursuant hereto, or (b) may result in or subject any Property or the Orland Park Property to a material liability which is not covered by insurance, whether or not Purchaser or the Orland Park Owner is indemnified by Sellers and/or MI with respect to the same, or (c) involves condemnation or eminent domain proceedings against any material part of any Property or the Orland Park Property.

         The representations and warranties made in this Agreement by Purchaser and the Orland Park Owner are made as of the Effective Date and shall be deemed remade by Purchaser and the Orland Park Owner as of the Closing Date with the same force and effect as if made on, and as of, such date. Except as specifically provided otherwise herein, all representations and warranties made in this Agreement by Purchaser and the Orland Park Owner shall survive the Closing for a period of twelve (12) months. Any action, suit or proceeding with respect to the truth, accuracy or completeness of any such representation or warranty shall be commenced and served promptly, if at all, on or before the date which is twelve (12) months after the Closing Date and, if not commenced on or before such date, thereafter shall be void and of no force or effect.

         As used in this Agreement, the phrase "to Purchaser's knowledge," the phrase "to the Orland Park Owner's knowledge," or words of similar import shall mean the actual (and not constructive or imputed) knowledge, without independent investigation or inquiry, of Phillip M. Anderson and Brad Rush.

SECTION 7A.           REPRESENTATIONS AND WARRANTIES OF TENANT.

         To induce MI, Sellers, the Orland Park Owner and Purchaser to enter into this Agreement, Tenant represents and warrants to the MI, Sellers, the Orland Park Owner and Purchaser as follows:

         7A.1 Status and Authority of Tenant. The Tenant is duly organized and validly existing under the laws of the jurisdiction in which it was formed, and has all requisite power and authority under the laws of such state and under its charter documents to enter into and perform its obligations under this Agreement and to consummate the transactions contemplated hereby. The Tenant is, or will by the Closing Date become, duly qualified and in good standing in each of the states in which the Properties are located.

         7A.2 Actions of Tenant. The Tenant has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and upon the execution and delivery of any document to be delivered by the Tenant on or prior to the Closing Date, such document shall constitute the valid and binding obligation and agreement of the Tenant, enforceable against the Tenant in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws of general application affecting the rights and remedies of creditors and general principles of equity. The person or persons executing and delivering this Agreement or any other document to be delivered by Tenant on or prior to the Closing Date is or shall have been prior to the Closing Date, duly authorized to execute and deliver such documents on behalf of Tenant.

         7A.3 No Violations of Agreements. Neither the execution, delivery or performance of this Agreement by the Tenant, nor compliance with the terms and provisions hereof, will result in any breach of the terms, conditions or provisions of or conflict with or constitute a default under, or result in the creation of any lien, charge or encumbrance upon any property or assets of the Tenant pursuant to the terms of any indenture, mortgage, deed of trust, note, evidence of indebtedness or any other agreement or instrument by which the Tenant is bound.

         7A.4 Litigation. The Tenant has not received any written notice of, and to the Tenant's knowledge, no investigation, action or proceeding is pending and, to the Tenant's knowledge, no action or proceeding is threatened and the Tenant has not received any notice of, and to the Tenant's knowledge no investigation looking toward such an action or proceeding has begun, which questions the validity of this Agreement or any action taken or to be taken pursuant hereto.

         7A.5 Tenant's Financial Condition. The Tenant has delivered to Sellers and Purchaser a balance sheet of Tenant dated December 13, 2002 which reflects the financial condition of Tenant as of December 13, 2002.

         The representations and warranties made in this Agreement by the Tenant are made as of the Effective Date and shall be deemed remade by the Tenant as of the Closing Date with the same force and effect as if made on, and as of, such date. Except as specifically provided otherwise herein, all representations and warranties made in this Agreement by the Tenant shall survive the Closing for a period of twelve (12) months. Any action, suit or proceeding with respect to the truth, accuracy or completeness of any such representations or warranty shall be commenced and served, if at all, on or before the date which is twelve (12) months after the date of such Closing and, if not commenced on or before such date, thereafter shall be void and of no force or effect.

         As used in this Agreement, the phrases "to the Tenant's knowledge" or words of similar import shall mean the actual (and not constructive or imputed) knowledge, without independent investigation or inquiry, of Timothy S. Smick and Daniel L. Simmons.

SECTION 8.        COVENANTS OF MI AND OWNERS.

         Each Owner and MI hereby covenants with Purchaser as follows:

         8.1 Compliance with Laws. From the Effective Date to the Closing Date, each Owner shall use commercially reasonable efforts to comply in all material respects with (i) all laws, regulations and other requirements affecting its Property, from time to time applicable, of every governmental body having jurisdiction of such Property or the use or occupancy of any Improvements located thereon, and (ii) all terms, covenants and conditions of instruments of record affecting such Property.

         8.2 Construction. Each Owner agrees to cooperate with the Purchaser and/or Tenant in enforcing any applicable warranties or guaranties with respect to any defects in the Improvements that are discovered after the Closing. The provisions of this Section 8.2 shall survive any Closing under this Agreement.

         8.3 Insurance. Each Owner shall, at no expense to such Owner, reasonably cooperate with Purchaser or Tenant in connection with Purchaser's or Tenant's obtaining any insurance which may be required to be maintained by Purchaser or Tenant under the terms of each Lease.

SECTION 9.        APPORTIONMENTS.

9.1      Apportionments.

              (a)  All  real  estate  taxes   (including   special   assessments
attributable to the period prior to the Closing) and items of income and expense with respect to each Property shall be adjusted between Sellers and Purchaser as of the Closing Date. All items of revenue, cost and expense of each Property with respect to the period prior to the Closing Date shall be for the account of each Owner. All items of revenue, cost and expense of each Property with respect to the period from and after the Closing Date shall be for the account of Tenant according to the terms of the Lease. The adjustments hereunder shall be calculated or paid in an amount based upon a fair and reasonable estimated accounting performed and agreed to by representatives of Sellers, Purchaser and Tenant at the Closing. Subsequent final adjustments and payments shall be made in cash or other immediately available funds as soon as practicable after the Closing Date, and in any event within ninety (90) days after the Closing Date (provided that such ninety day period shall be extended up to an additional thirty (30) days after the necessary information becomes available for the parties to calculate any necessary adjustments relating to payments of real estate taxes or special assessments), based upon an accounting performed by the Operator and acceptable to Sellers, Purchaser and Tenant. In the event the parties have not agreed with respect to the adjustments required to be made pursuant to this Section 9.1 within such 90 day period, upon application by any such party, a certified public accountant reasonably acceptable to the parties to such disputed adjustment shall determine any such adjustments which have not theretofore been agreed to between such parties. The charges of such accountant shall be borne equally by the parties to such disputed adjustment; provided that Tenant shall not be responsible for the charges of such accountant unless Tenant made an application to resolve such dispute. All adjustments to be made as a result of the final results of the adjustments shall be paid to the party entitled to such adjustment within thirty (30) days after the final determination thereof.

              (b) The provisions of this Section 9.1 shall survive the Closing.

9.2      Closing Costs.

              (a) All Third-Party Costs (hereinafter defined) shall be borne one hundred percent (100%) by Purchaser. As used herein, the term "Third-Party Costs" shall include the following costs and expenses which are incurred by Sellers, Purchaser, CNL RP, Tenant, or their respective Affiliates: (i) Environmental Reports prepared in connection with the purchase and sale of the Properties; (ii) the Surveys prepared pursuant to Section 2.4; (iii) premiums for the title insurance policies and endorsements to be provided at the Closing pursuant to the terms of this Agreement; (iv) any closing or escrow charges or other expenses payable on the Closing Date to the Title Company conducting the Closing; (v) property appraisals prepared in connection with the purchase and sale of the Properties pursuant to this Agreement; (vi) local counsel fees incurred in connection with the consummation of the Closing in connection with the transfer of Permits pursuant to Section 4.8 or in connection with the consummating of the closing of the Financing (which fees shall be limited to those incurred in connection with usual and customary local counsel services in similar commercial real estate transactions); (vii) fees and expenses charged by any governmental entity relating to the transfer of Permits pursuant to Section
4.8 ; (viii) the third-party  market  assessment  reports obtained by Purchaser;
(ix) the third-party architectural and engineering inspection reports of the Properties obtained by the Purchaser; (x) the third-party audited Special Purpose Financing Statement for each Property obtained by Purchaser, (xi) any other separate out-of-pocket costs and expenses incurred by Sellers or Purchaser or Tenant or their respective Affiliates in connection with the consummation of the Closing or incurred in connection with the consummation of the closing of the Financing (included those of a type referred to in the preceding clauses of this paragraph), including but not limited to the fees and expenses of outside counsel of Purchaser, the Orland Park Owner, Tenant and their respective Affiliates (and outside counsel of the lender providing the Financing to the extent required by the loan documents executed by the Purchaser) in connection with the preparation and negotiation of this Agreement and all other documents and instruments in connection with the consummation of the Closing or in connection with the consummating of the Financing; and (xii) Transfer Taxes incurred on the Closing Date or in connection with the consummation of the Financing. Notwithstanding the foregoing, MI shall be responsible for the fees and expenses of the outside counsel of Sellers, MI and their respective Affiliates in connection with the preparation and negotiation of this Agreement and all other documents and instruments in connection with the consummation of the Closing. Third-Party Costs may be advanced by either Sellers or CNL Retirement Properties, Inc. or their respective Affiliates or any Affiliate of Sellers prior to the Closing (but shall be reimbursed by Purchaser to the party incurring the same at the Closing. All amounts payable by Purchaser under this
Section 9.2(a) shall be paid by the Applicable Property Transferees in the event that the Closing is consummated hereunder, which amounts (i) shall be allocated to the Applicable Property Transferee if and to the extent that any amount specifically relates only to the Property acquired by such Applicable Property Transferee (as is the case, for example, with respect to title insurance and Transfer Taxes) or (ii) shall be allocated among all the Applicable Property Transferees in proportion to the allocation of the Purchase Price among the Applicable Property Transferees set forth in Schedule I if and to the extent that any amount does not specifically relate only to the Property acquired by an Applicable Property Transferee. To the extent that the Third-Party Costs are known and have or shall be paid on or prior to the Closing Date, within two Business Days prior to the Closing Date, Sellers shall provide Purchaser with written notice and a copy of the calculations of any amounts due to Sellers pursuant to this Section and Purchaser shall reimburse the applicable Seller on the Closing Date for such costs and expenses. No later than thirty (30) days after the sixth month anniversary of the Closing Date, Sellers shall provide Purchaser with written notice and a copy of the calculations of any amounts due to Sellers pursuant to this Section which were not paid by Purchaser on the Closing Date and Purchaser shall promptly reimburse the applicable Seller for such costs and expenses.

              (b) As used herein, the term "Transfer Taxes" shall mean any transfer, sales, use, recordation or other similar taxes, impositions, expenses or fees incurred in connection with the Closing and the consummation of the Financing and/or the recordation or filing of any documents or instruments in connection therewith or the sale, transfer or conveyance of the Properties from Sellers to Purchaser or the lease of each Property and the Orland Park Property from Purchaser or the Orland Park Owner to Tenant. Transfer Taxes shall not include, and each Owner and the Orland Park Owner shall be solely responsible for any taxes due in respect of its income, net worth or capital, if any, and any privilege, sales and occupancy taxes, due or owing to any governmental entity in connection with the operation of its Property or the Orland Park Property for any period of time prior to the Closing, and Purchaser, the Orland Park Owner or Tenant, as applicable, shall be solely responsible for all such taxes for any period from and after the Closing, and provided further that any income tax arising as a result of the sale and transfer of any Property by Sellers to Purchaser shall be the sole responsibility of Sellers.

              (c) The obligations of the parties under this Section 9 shall survive the Closing.

SECTION 10.       LIMITATIONS ON LIABILITY.

         10.1 Default by Sellers. If MI, on behalf of itself or any Owner, shall have made any representation or warranty herein with respect to any Property which shall be untrue in any material respect when made or updated as herein provided and Purchaser or Tenant has knowledge of such default prior to or on the Closing Date, or if any Owner or MI shall fail to perform any of the material covenants and agreements contained herein with respect to any Property and such condition or failure continues for a period of ten (10) days (or such additional period as may be reasonably required to effectuate a cure of the same) after written notice thereof from Purchaser or Tenant (collectively, an "Owner Default"), Purchaser's and Tenant's sole remedy shall be (A) to terminate this Agreement with respect to such Property affected by Owner's and/or MI's breach (the "Terminated Property") and this Agreement shall be of no further force and effect with respect to the Terminated Property, except with respect to provisions hereof which by their express terms survive a termination of this Agreement in which event Sellers shall reimburse to Purchaser and Tenant an amount equal to (x) the Purchaser's and Tenant's direct, out of pocket expenses incurred in respect of the Properties, not to exceed a combined total of $300,000 payable to Purchaser and Tenant as they may direct, multiplied by (x) a fraction with the numerator equal to the Purchase Price allocated to the Terminated Property and the denominator equal to the total Purchase Price of all of the Properties; or (B) to consummate the transactions contemplated hereby, notwithstanding such default, without any abatement or reduction in the Purchase Price on account thereof. It is understood and agreed that for purposes of this
Section 10.1, if a default results from a false representation or warranty, such default shall be deemed cured if the events, conditions, acts or omissions giving rise to the falsehood are cured within the applicable cure period even though, as a technical matter, such representation or warranty was false as of the date actually made.

         10.2 Default by Purchaser. If Purchaser shall have made any representation or warranty herein which shall be untrue in any material respect when made or updated as herein provided and Sellers or Tenant have knowledge of such default prior to or on the Closing Date, or if Purchaser shall fail to perform any of the material covenants and agreements contained herein and such condition or failure continues for a period of ten (10) days (or such additional period as may be reasonably required to effectuate a cure of the same) after written notice thereof from Sellers or Tenant, Sellers' and Tenant's sole remedy shall be (A) to terminate this Agreement with respect to such Property affected by Purchaser's breach (the "Terminated Property") and this Agreement shall be of no further force and effect with respect to the Terminated Property, except with respect to provisions hereof which by their express terms survive a termination of this Agreement in which event Purchaser shall reimburse to Sellers, MI and Tenant an amount equal to (x) Seller's, MI's, and Tenant's direct, out of pocket expenses incurred in respect of the Properties, not to exceed a combined total of $300,000 payable to Sellers, MI and Tenant as they may direct, multiplied by
(x) a fraction with the numerator equal to the Purchase Price allocated to the Terminated Property and the denominator equal to the total Purchase Price of all of the Properties; or (B) to consummate the transactions contemplated hereby, notwithstanding such default, without any abatement or reduction in the Purchase Price on account thereof. It is understood and agreed that for purposes of this
Section 10.2, if a default results from a false representation or warranty, such default shall be deemed cured if the events, conditions, acts or omissions giving rise to the falsehood are cured within the applicable cure period even though, as a technical matter, such representation or warranty was false as of the date actually made.

         10.3 Default by the Tenant. If the Tenant shall have made any representation or warranty herein which shall be untrue in any material respect when made or updated as herein provided, or if the Tenant shall fail to perform any of the material covenants and agreements contained herein and such condition or failure continues for a period of ten (10) days (or such additional period as may be reasonably required to effectuate a cure of the same) after notice thereof from the Sellers or the Purchaser, the Sellers or the Purchaser's sole remedy shall be (A) to terminate this Agreement with respect to such Property affected by Tenant's breach (the "Terminated Property") and this Agreement shall be of no further force and effect with respect to the Terminated Property, except with respect to provisions hereof which by their express terms survive a termination of this Agreement in which event Tenant shall reimburse to Sellers, MI and Purchaser an amount equal to (x) Seller's, MI's, and Purchaser's direct, out of pocket expenses incurred in respect of the Properties, not to exceed a combined total of $300,000 payable to Sellers, MI and Purchaser as they may direct, multiplied by (x) a fraction with the numerator equal to the Purchase Price allocated to the Terminated Property and the denominator equal to the total Purchase Price of all of the Properties; or (B) to consummate the transaction contemplated hereby, notwithstanding such default, without any abatement or reduction in the Purchase Price on account thereof. It is understood and agreed that for purposes of this Section 10.3, if a default results from a false representation or warranty, such default shall be deemed cured if the events, conditions, acts or omissions giving rise to the falsehood are cured within the applicable cure period even though, as a technical matter, such representations or warranty was false as of the date actually made.

10.4     Limitations on Liability.

              (a) The parties hereto confirm and agree that in each instance herein where a party or its Affiliates is entitled to payment or reimbursement for damages, costs or expenses pursuant to the terms and conditions of this Agreement, any payment or reimbursement made to such party shall be conclusively deemed to be for the account of both such party and its Affiliates, it being acknowledged and agreed that a payment or reimbursement made to such party for damages, costs or expenses shall be sufficient to satisfy all claims for payment or reimbursement of such party and its Affiliates. The parties further confirm and agree that no party hereto (a "Non-Performing Party") will be deemed to be in default hereunder or be liable for any breach of its representations and warranties under this Agreement if its failure to perform an obligation hereunder is based solely on the non-performance of another party to this Agreement (which other party is not an Affiliate of the Non-Performing Party) or where all conditions precedent to the obligation of such Non-Performing Party to consummate the Closing under Section 4 have not been fulfilled.

              (b) To the maximum extent permitted by applicable law, no shareholder, director, officer or employee of any party to this Agreement shall have any personal liability with respect to the liabilities or obligations of such party under this Agreement or any document executed by such party pursuant to this Agreement.

SECTION 11.       MISCELLANEOUS.

11.1     Agreement to Indemnify.

              (a) From and after the Closing Date (i) MI shall indemnify, defend and hold harmless Purchaser and Tenant from and against any and all obligations, claims, losses, damages, liabilities, and expenses (including, without limitation, reasonable attorneys' and accountants' fees and disbursements) arising out of (v) any termination of employment of employees at the Property prior to or upon the Closing Date resulting from the termination of employment of such employees by Sellers, Sellers' Affiliate or their respective operator and/or the failure of the Operator to hire such employees (including, without limitation, severance pay, wrongful discharge claims, and claims and/or fines under Federal, state or local statutes or regulations, including, without limitation, the Worker Adjustment and Retraining Notification Act), (w) the employment of such individuals prior to the Closing Date, including, without limitation, employment-related claims; COBRA-related claims; disability claims; vacation; sick leave; wages; salaries; payments due (or allocable) to any medical, pension, and health and welfare plans, and any other employee benefit plan established for the employees at each Property; and employee-related tax obligations such as, but not limited to, social security and unemployment taxes accrued as of the Closing Date, (x) events, acts, or omissions of Sellers that occurred in connection with their respective ownership or operation of each Property prior to the Closing Date or obligations accruing prior to the Closing Date under any Contract of Sellers (except to the extent of any adjustment made in respect of such Contract at the Closing ), (y) any material breach of a representation or warranty made by MI, on its behalf or any of the Owners under
Section 6 of which Purchaser or Tenant did not have knowledge of such breach prior to or on the Closing Date (as such representations and warranties may be modified pursuant to said Section 6 and subject to the twelve (12) month limitation period set forth therein, if applicable), or (z) any claim against Purchaser or Tenant for damage to property of others or injury to or death of any person or any debts or obligations of or against Sellers and arising out of any event occurring on or about or in connection with any Property or any portion thereof, at any time or times prior to the Closing Date, (ii) Purchaser or the Orland Park Owner, as applicable, shall indemnify, defend and hold harmless Sellers, MI and Tenant from and against any and all obligations, claims, losses, damages, liabilities and expenses (including, without limitation, reasonable attorneys' and accountants' fees and disbursements) arising out of (x) events, acts, or omissions of Purchaser or the Orland Park Owner, as applicable, that occur in connection with its ownership or operation of each Property from and after the Closing Date or obligations accruing from and after the Closing Date under any Contract of Sellers (or any Contract of the Operator executed on behalf of Sellers) (except to the extent of any adjustment made in respect of such Contract at the Closing ), provided that any provision of any Lease, Operating Agreement or Owner Agreement that applies to such event, act or omission shall take precedence over the indemnity provided for in this clause (x), or (y) any material breach of a representation or warranty made by Purchaser or the Orland Park Owner, as applicable, under Section 7 as such representations and warranties may be modified pursuant to said Section 7 (and subject to the twelve (12) month limitation period set forth therein); and (iii) the Tenant shall indemnify, defend and hold harmless MI, Sellers, the Orland Park Owner and Purchaser from and against any and all obligations, claims, losses, damages, liabilities and expenses (including, without limitation, reasonable attorneys' and accountants' fees and disbursements) arising out of any material breach of a representation or warranty made by Tenant under Section 7A (subject to the twelve (12) month limitation period set forth therein).

              (b) The provisions of this Section 11.1 shall not apply to any liabilities or obligations with respect to hazardous substances, the liabilities of the parties with respect thereto being governed by the representation and warranty of MI set forth in Section 6.12. The indemnity provided for in this
Section 11.1 shall not extend to any consequential damages or punitive damages.

              (c) Whenever it is provided in this Agreement that an obligation will continue after the Closing as an obligation of Purchaser or be assumed by Purchaser after the Closing, Purchaser shall be deemed to have also agreed to indemnify and hold harmless Sellers, MI and Tenant and their respective successors and assigns from and against any claims, losses, damages, liabilities, costs, and expenses (including, without limitation, reasonable attorneys' and accountants' fees and expenses) arising from any failure of Purchaser to perform the obligation so continued or assumed after the Closing (but not with respect to any act or omission which occurred prior to the Closing).

              (d) Whenever any party shall learn through the filing of a claim or the commencement of a proceeding or otherwise of the existence of any liability for which another party is or may be responsible under this Agreement, the party learning of such liability shall notify the other party promptly and furnish such copies of documents (and make originals thereof available) and such other information as such party may have that may be used or useful in the defense of such claims and shall afford said other party full opportunity to defend the same in the name of such party and shall generally cooperate with said other party in the defense of any such claim.

              (e) The provisions of this Section 11.1 shall survive the Closing hereunder subject to the limitations set forth in this Section 11.1. Except as specifically provided otherwise herein, all representations and warranties made in this Agreement shall survive the Closing for a period of twelve (12) months after the Closing Date. With respect to all representations and warranties made in this Agreement which survive the Closing for a period of twelve (12) months after the Closing Date, any action, suit or proceeding with respect to the truth, accuracy or completeness of any such representation or warranty shall be commenced, if at all, on or before the date which is twelve (12) months after the Closing Date and served promptly (but in no event later than sixty (60) days after commencement) and, if not commenced on or before such date and so served, thereafter shall be void and of no force or effect.

         11.2 Brokerage Commissions. Each of the parties hereto represents to the other parties that it dealt with no broker, finder or like agent in connection with this Agreement or the transactions contemplated hereby, and that it reasonably believes that there is no basis for any other person or entity to claim a commission or other compensation for bringing about this Agreement or the transactions contemplated hereby. MI shall indemnify and hold harmless Purchaser, the Orland Park Owner and Tenant and their successors and assigns from and against any loss, liability or expense, including, reasonable attorneys' fees, arising out of any claim or claims for commissions or other compensation for bringing about this Agreement or the transactions contemplated hereby made by any broker, finder or like agent, if such claim or claims are based in whole or in part on dealings with Sellers. Purchaser, the Orland Park Owner or Tenant, as the case may be, shall indemnify and hold harmless Sellers and MI and their successors and assigns from and against any loss, liability or expense, including, reasonable attorneys' fees, arising out of any claim or claims for commissions or other compensation for bringing about this Agreement or the transactions contemplated hereby made by any broker, finder or like agent, if such claim or claims are based in whole or in part on dealings with Orland Park Owner, Purchaser or Tenant, as the case may be. Nothing contained in this section shall be deemed to create any rights in any third party. The provisions of this Section 11.2 shall survive the Closing hereunder and any termination of this Agreement.

         11.3 Publicity. The parties agree that no party shall, with respect to this Agreement and the transactions contemplated hereby, contact or conduct negotiations with public officials, make any public pronouncements, issue press releases or otherwise furnish information regarding this Agreement or the transactions contemplated hereby to any third party without the consent of the other party, which consent shall not be unreasonably withheld, conditioned or delayed, except as may be required by law or as may be reasonably necessary, on a confidential basis, to inform any rating agencies, potential sources of financing, financial analysts, or to entities involved with a sale of a Controlling Interest in Sellers, MSLS, Purchaser, the Orland Park Owner or Tenant or any of their Affiliates or to receive legal, accounting and/or tax advice; provided, however, that, if such information is required to be disclosed by law, the party so disclosing the information will use reasonable efforts to give notice to the other parties as soon as such party learns that it must make such disclosure. Notwithstanding the foregoing, if such information is required to be disclosed to any governmental authority to facilitate the transfer of Permits pursuant to Section 4.8, the disclosing party may disclose such information without the consent of the other parties and shall promptly give written notice to the other parties of such information which was disclosed.

11.4     Notices.

              (a) Any and all notices, demands, consents, approvals, offers, elections and other communications required or permitted under this Agreement shall be deemed adequately given if in writing and the same shall be delivered either in hand, or by mail or Federal Express or similar expedited commercial carrier, addressed to the recipient of the notice, postpaid and registered or certified with return receipt requested (if by mail), or with all freight charges prepaid (if by Federal Express or similar carrier).

              (b) All notices required or permitted to be sent hereunder shall be deemed to have been given for all purposes of this Agreement upon the date of acknowledged receipt, upon the date of receipt or refusal, except that whenever under this Agreement a notice is either received on a day which is not a Business Day or is required to be delivered on or before a specific day which is not a Business Day, the day of receipt or required delivery shall automatically be extended to the next Business Day.

              (c) All such notices shall be addressed,

                  if to MI, Sellers or any Owner, to:

                                    Marriott International, Inc.
                                    10400 Fernwood Road
                                    Bethesda, Maryland 20817
                                    Attn:  Chief Financial Officer

                  with a copy to:

                                    Marriott International, Inc.
                                    10400 Fernwood Road
                                    Bethesda, Maryland 20817
                                    Attn:  General Counsel

                           And

                                    Marriott International, Inc.
                                    10400 Fernwood Road
                                    Bethesda, Maryland 20817
                                    Attn: Treasurer
                                    and

                                    Arent Fox Kintner Plotkin & Kahn, PLLC
                                    1050 Connecticut Avenue, N.W.
                                    Washington, DC 20036-5339
                                    Attn:   Joseph Fries, Esq.

                  if to Purchaser or the Orland Park Owner, to:

                                    c/o CNL Retirement Corp.
                                    CNL Center at City Commons
                                    450 South Orange Avenue
                                    Orlando, Florida 32801-3336
                                    Attn: Chief Operating Officer

                  with a copy to:


                 Lowndes, Drosdick, Doster, Kantor & Reed, P.A.
                                    215 North Eola Drive
                                    Post Office Box 2809
                                    Orlando, Florida 32802
                                    Attn: Thomas E. Francis, Esq.

                  if to Tenant:

                                    Eight Pack Management Corp.
                                    1701 Highway A1A, Suite 304
                                    Vero Beach, FL  32963
                                    Attn:Timothy S. Smick

                  with a copy to:

                                    Foley & Lardner
                                    111 North Orange Avenue, Suite 1800
                                    Orlando, FL 32801
                                    Attn:   J. Gordon Arkin, Esq.

              (d) By notice given as herein provided, the parties hereto and their respective successors and assigns shall have the right from time to time and at any time during the term of this Agreement to change their respective addresses effective upon receipt by the other parties of such notice and each shall have the right to specify as its address any other address within the United States of America.

         11.5 Waivers, Etc. Any waiver of any term or condition of this Agreement, or of the breach of any covenant, representation or warranty contained herein, in any one instance, shall not operate as or be deemed to be or construed as a further or continuing waiver of any other breach of such term, condition, covenant, representation or warranty or any other term, condition, covenant, representation or warranty, nor shall any failure at any time or times to enforce or require performance of any provision hereof operate as a waiver of or affect in any manner such party's right at a later time to enforce or require performance of such provision or any other provision hereof. This Agreement may not be amended nor shall any waiver, change, modification, consent or discharge be effected, except by an instrument in writing executed by or on behalf of the party against whom enforcement of any amendment, waiver, change, modification, consent or discharge is sought.

         11.6 Assignment; Successors and Assigns. Except as otherwise provided herein, this Agreement and all rights and obligations hereunder shall not be assignable by any party without the written consent of the other parties. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Agreement is not intended and shall not be construed to create any rights in or to be enforceable in any part by any other persons.

         11.7 Severability. If any provision of this Agreement shall be held or deemed to be, or shall in fact be, invalid, inoperative or unenforceable as applied to any particular case in any jurisdiction or jurisdictions, or in all jurisdictions or in all cases, because of the conflict of any provision with any constitution or statute or rule of public policy or for any other reason, such circumstance shall not have the effect of rendering the provision or provisions in question invalid, inoperative or unenforceable in any other jurisdiction or in any other case or circumstance or of rendering any other provision or provisions herein contained invalid, inoperative or unenforceable to the extent that such other provisions are not themselves actually in conflict with such constitution, statute or rule of public policy, but this Agreement shall be reformed and construed in any such jurisdiction or case as if such invalid, inoperative or unenforceable provision had never been contained herein and such provision reformed so that it would be valid, operative and enforceable to the maximum extent permitted in such jurisdiction or in such case.

         11.8 Counterparts, Etc. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and shall supersede and take the place of any other instruments purporting to be an agreement of the parties hereto relating to the subject matter hereof. This Agreement may not be amended or modified in any respect other than by the written agreement of all of the parties hereto.

         11.9 Governing Law; Jurisdiction; Waiver of Jury Trial.

              (a) This Agreement shall be interpreted, construed, applied and enforced in accordance with the laws of the State of Maryland.

              (b) To the maximum extent permitted by applicable law, any action to enforce, arising out of, or relating in any way to, any of the provisions of this Agreement shall be brought and prosecuted in such court or courts located in the State of Maryland as is provided by law; and the parties consent to the jurisdiction of said court or courts located in the State of Maryland and to service of process by registered mail, return receipt requested, or by any other manner provided by law.

              (c) EACH PARTY HEREBY AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THIS AGREEMENT, THE LEASE OR ANY OTHER DOCUMENT RELATED TO THIS AGREEMENT, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY EACH PARTY, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. ANY PARTY IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY EACH PARTY HERETO.

         11.10 Performance on Business Days. In the event the date on which performance or payment of any obligation of a party required hereunder is other than a Business Day, the time for payment or performance shall automatically be extended to the first Business Day following such date.

         11.11 Attorneys' Fees. If any lawsuit or arbitration or other legal proceeding arises in connection with the interpretation or enforcement of this Agreement, the prevailing party therein shall be entitled to receive from the other party the prevailing party's costs and expenses, including reasonable attorneys' fees, incurred in connection therewith, in preparation therefor and on appeal therefrom, which amounts shall be included in any judgment therein.

         11.12 Relationship. Nothing herein contained shall be deemed or construed by the parties hereto, nor by any third party, as creating the relationship of principal and agent or of partnership or joint venture between the parties hereto, it being understood and agreed that (except as and to the extent specifically provided for herein) no provision contained herein, nor any acts of the parties hereto shall be deemed to create the relationship between the parties hereto other than the relationship of seller and purchaser and landlord and prospective tenant, as the case may be.

         11.13 Section and Other Headings. The headings contained in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

         11.14 Disclosure. From and after Closing Date, and at the written request of Purchaser, each Owner shall provide such financial statements in respect of Owner's operations relating to its Property from the date of Owner's commencement of business to the Closing Date to the extent such financial statements are required by applicable securities laws and regulations and the SEC's interpretation thereof; provided, however, that (i) such Owner reserves the right, in good faith, to challenge, and require Purchaser to use commercially reasonable efforts to challenge, any assertion by the SEC, any other applicable regulatory authority, or Purchaser's independent public accountants that applicable law or regulations require the provision of such financial statements, (ii) Purchaser shall not, without such Owner's consent (which consent shall not be unreasonably withheld, delayed or conditioned), acquiesce to any such challenged assertion until Purchaser has exhausted all reasonable available avenues of administrative review, and (iii) Purchaser shall consult with such Owner in pursuing any such challenge and will allow Owner to participate therein if and to the extent that Owner so elects. Any and all costs and expenses incurred by Owner, including, without limitation, reasonable attorneys' fees and expenses, in connection with providing such financial statements to Purchaser or in connection with any challenge to an SEC assertion (including Owner's consultation or participation with Purchaser in respect of same) shall be reimbursed to Owner by Purchaser within ten (10) days following written demand by Owner.

         11.15 Acknowledgment of the Financial Condition of the Parties. Sellers, Purchaser, the Orland Park Owner and Tenant (by their signatures below) and each Applicable Property Transferee (by executing the Assignment of Purchase Contract between the Purchaser and the Applicable Property Transferees) hereby
(i) acknowledge that they have received information concerning the financial condition of each of the parties hereto, and (ii) agree that, in light of the obligations of the respective parties under the Purchase Agreement and all other documents executed pursuant to the Purchase Agreement (collectively the "Transaction Documents"), the financial condition of each party hereto and the Applicable Property Transferees is acceptable to all such entities for the carrying out of each such entity's respective obligations under the Transaction Documents.

         IN WITNESS WHEREOF, the parties have caused this Purchase and Sale Agreement (MA2-7 Properties) to be executed as a sealed instrument as of the Effective Date.


                               SELLERS:
                               -------

                               MARRIOTT SENIOR LIVING SERVICES, INC.,
                               a Delaware corporation

                               By:      /s/ Timothy J. Grisius
                                        -----------------------------------
                               Timothy J. Grisius
                               Authorized Signatory


                               MSLS-MAPLERIDGE, INC., a Delaware corporation

                               By:      /s/ Timothy J. Grisius
                                        -----------------------------------
                               Timothy J. Grisius
                               Authorized Signatory


                               MI:
                               --
                               MARRIOTT INTERNATIONAL, INC.,
                               a Delaware corporation


                               By:      /s/ Timothy J. Grisius
                                        -----------------------------------
                               Timothy J. Grisius
                               Authorized Signatory


                   [SIGNATURES FOR PURCHASE AGREEMENT CONTINUE
                             ON THE FOLLOWING PAGES]

                                 PURCHASER:
                                 ---------

                                 CNL RETIREMENT MA2, LP

                                 By:      CNL Retirement MA2 GP Holding, LLC,
                                          a Delaware limited liability company,
                                          Its sole general partner


                                          By:      /s/ Bradley B. Rush
                                                   ------------------------
                                                   Bradley B. Rush
                                                   Senior Vice President



                                 ORLAND PARK OWNER:

                                 CNL RETIREMENT PARTNERS, LP


                                 By:      /s/ Bradley B. Rush
                                          -------------------------
                                          Bradley B. Rush
                                          Senior Vice President


                   [SIGNATURES FOR PURCHASE AGREEMENT CONTINUE
                             ON THE FOLLOWING PAGE]

                                     TENANT:
                                     ------

                                     EIGHT PACK MANAGEMENT CORP.,
                                     a Delaware corporation


                                     By:      /s/ Timothy S. Smick
                                              ------------------------------
                                              Timothy S. Smick
                                              President





                     [SIGNATURE PAGE FOR PURCHASE AGREEMENT]

                                   Schedule A

                          Description of the Properties

                                                                   Units

1.       Pleasant Hills, AR       Ind. Full Service                 163

2.       Hemet, CA                Maple Ridge                        84

3.       Hoffman Estates, IL      Brighton Gardens                  120

4.       Plymouth, MA             Maple Ridge                        84

5.       Willoughby, OH           Maple Ridge                        84

6.       Tulsa, OK                Brighton Gardens                  120

                                   Schedule B

                                  Form of Lease



                           In the form executed as of

                             the date hereof by the

                                 parties hereto

                                   Schedule C

                           Form of Memorandum of Lease





                           In the form executed as of

                             the date hereof by the

                                 parties hereto

                                   Schedule D

                           Form of Operating Agreement





                           In the form executed as of

                             the date hereof by the

                                 parties hereto

                                  Schedule E-1

                     Description of Little Rock, AR Property

                                 Pleasant Hills
       800 Napa Valley Road, Little Rock, Pulaski County, Arkansas, 72211

All that certain tract or parcel of land  containing  19.401 acres more or less, being Lot 1, PLEASANT HILLS TOTAL LIVING COMMUNITY, an Addition to the City of Little Rock, Pulaski County, Arkansas, as recorded in Plat Book A, Page 961 of the Records of Pulaski County, Arkansas, situated in the Southeast Quarter of the Southeast Quarter of Section 32, Township 2 North, Range 13 West, Pulaski County Arkansas and being more particularly described as follows; COMMENCING at the Southeast corner of Section 32, Township 2 North, Range 13 West, Pulaski County Arkansas; THENCE North 01 degrees 12 minutes 15 seconds East (record) for a distance of 670.30 feet (record) to a point; THENCE North 87 degrees 56 minutes 58 seconds West (record) for a distance of 32.00 feet (record) to a found 5/8 inch iron rod with cap at the Southeast corner of said Lot 1 and the Point of Beginning, same being on the West right of way line of Napa Valley Road; THENCE leaving said right of way and run North 87 degrees 54 minutes 47 seconds West (record North 87 degrees 55 minutes 26 seconds West) along the South line of Lot 1 for a distance of 619.58 feet (record 620.25 feet) to a found 5/8 inch iron rod; THENCE North 87 degrees 58 minutes 39 seconds West (record North 87 degrees 55 minutes 26 seconds West) along the South line of Lot 1 for a distance of 651.59 feet (record 652.22 feet) to a found 1/2 inch iron rod at the Southwest corner of Lot 1; THENCE North 02 degrees 48 minutes 39 seconds East (record North 02 degrees 51 minutes 29 seconds East) along the West line of Lot 1 for a distance of 667.50 feet (record 667.44 feet) to a found 3/8 inch iron rod at the Northwest corner of Lot 1; THENCE South 88 degrees 04 minutes 11 seconds East (record South 88 degrees 02 minutes 35 seconds East) along the North line of Lot 1 for a distance of 642.76 feet (record 642.79 feet) to a found 3/8 inch iron rod; THENCE South 88 degrees 03 minutes 24 seconds East (record South 88 degrees 02 minutes 35 seconds East) along the North line of Lot 1 for a distance of 614.15 feet (record 614.87 feet) to a found 1/4 inch iron rod with cap at the Northeast corner of Lot 1, said point being on the West right of way line of Napa Valley Road; THENCE South 01 degrees 35 minutes 18 seconds West (record) along said West right of way line, same being the East line of Lot 1 for a distance of 670.04 feet (record 670.02 feet) to the Point of Beginning; Containing an area of 845,115 square feet or 19.401 acres more or less. Being the same property described in Title Commitment No. NA 23709 issued by First American Title Insurance Company with an effective date of September 23, 2002 at 7:00 a.m.

                                  Schedule E-2

                        Description of Hemet, CA Property

                               MapleRidge of Hemet
        1177 South Palm Avenue, Hemet, Riverside County, California 92543

ALL OF THOSE LOTS OR PARCELS OF LAND LOCATED IN RIVERSIDE COUNTY, CALIFORNIA AND MORE PARTICULARLY DESCRIBED AS FOLLOWS: LOT 5 OF TRACT NO. 21250-1, AS SHOWN BY MAP ON FILE IN BOOK 171 PAGE(S) 63 AND 64 OF MAPS, RECORDS OF RIVERSIDE COUNTY, CALIFORNIA; EXCEPTING THEREFROM THAT PORTION AS CONVEYED TO THE CITY OF HEMET BY DEED RECORDED AUGUST 17, 1989 AS INSTRUMENT NO. 279161 OF OFFICIAL RECORDS OF RIVERSIDE COUNTY, CALIFORNIA.

                                  Schedule E-3

                   Description of Hoffman Estates, IL Property

                       Brighton Gardens of Hoffman Estates
       2150 West Golf Road, Hoffman Estates, Cook County, Illinois, 60194
PARCEL 1:
LOT 2 IN THE PLAT OF SUBDIVISION OF PARCEL "I", BEING A SUBDIVISION OF PART OF THE SOUTHEAST QUARTER OF SECTION 7, TOWNSHIP 41 NORTH, RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS, RECORDED NOVEMBER 17, 1997 AS DOCUMENT 97857293.
PARCEL 2:
EASEMENTS FOR THE BENEFIT OF PARCEL 1 AS GRANTED IN DECLARATION OF EASEMENTS AND MAINTENANCE AGREEMENT DATED OCTOBER 1, 1997 AND RECORDED NOVEMBER 17, 1997 AS DOCUMENT 97857294 AND AS CREATED BY THE DEED FROM HARRIS BANK PALATINE, N.A., AS SUCCESSOR TRUSTEE TO HARRIS BANK ROSELLE, AS TRUSTEE UNDER THE TRUST AGREEMENT DATED MAY 11, 1993 AND KNOWN AS TRUST NUMBER 13528, TO TERRESTRIS DEVELOPMENT COMPANY, AN ILLINOIS CORPORATION, RECORDED DECEMBER 17, 1997 AS DOCUMENT
97948975 FOR THE PURPOSE OF CROSS ACCESS AND EMERGENCY ACCESS OVER THOSE PORTIONS OF LOT 1 DESIGNATED AS SAID EASEMENTS IN THE PLAT OF SUBDIVISION OF PARCEL "I", BEING A SUBDIVISION OF PART OF THE SOUTHEAST QUARTER OF SECTION 7, TOWNSHIP 41 NORTH, RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS.
PARCEL 3:
EASEMENTS FOR THE BENEFIT OF PARCEL 1 AS CREATED BY THE GRANT OF EASEMENTS DATED OCTOBER 1, 1997 AND RECORDED NOVEMBER 17, 1997 AS DOCUMENT 97860300 AND SHOWN ON GRANT OF EASEMENTS PLAT RECORDED NOVEMBER 17, 1997 AS DOCUMENT 97860299 AS FOLLOWS (PARAGRAPH REFERENCES BELOW ARE TO DOCUMENT 97860300): A) WATER EASEMENT TO THE EAST DESCRIBED IN PARAGRAPH 2.01 AND DEPICTED ON EXHIBIT "D" ATTACHED THERETO; B) WATER EASEMENT ALONG MOON LAKE BOULEVARD DESCRIBED IN PARAGRAPH 2.03 AND DEPICTED ON EXHIBIT "H" ATTACHED THERETO; C) STORM WATER DRAINAGE EASEMENT TO THE NORTH DESCRIBED IN PARAGRAPH 2.04 AND DEPICTED ON EXHIBIT "J" ATTACHED THERETO; D) TEMPORARY CONSTRUCTION EASEMENT FOR THE EAST EASEMENT DESCRIBED IN PARAGRAPH 2.05 AND DEPICTED ON EXHIBIT "D" ATTACHED THERETO; E) TEMPORARY CONSTRUCTION EASEMENT FOR MOON LAKE BOULEVARD EASEMENT DESCRIBED IN PARAGRAPH
2.07 AND DEPICTED ON EXHIBIT "H" ATTACHED THERETO; AND F) TEMPORARY CONSTRUCTION EASEMENT FOR THE NORTH EASEMENT DESCRIBED IN PARAGRAPH 2.08 AND DEPICTED ON EXHIBIT "J" ATTACHED THERETO. ALSO DESCRIBED AS FOLLOWS: THAT PART OF THE SOUTHEAST QUARTER OF SECTION 7, TOWNSHIP 41 NORTH, RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN, DESCRIBED AS BEGINNING AT THE SOUTHEAST CORNER OF LOT 2 IN THE PLAT OF SUBDIVISION OF PARCEL "I", BEING A SUBDIVISION IN SAID SOUTHEAST QUARTER; THENCE THE FOLLOWING COURSES AND DISTANCES ALONG THE LINES OF SAID LOT 2, TO WIT: SOUTH 85 DEGREES 15 MINUTES 10 SECONDS WEST, 370.41 FEET; NORTH 04 DEGREES 44 MINUTES 50 SECONDS WEST, 331.48 FEET; NORTH 86 DEGREES 31 MINUTES 54 SECONDS EAST, 183.36 FEET; SOUTH 69 DEGREES 53 MINUTES 29 SECONDS EAST, 194.88 FEET; SOUTH 20 DEGREES 08 MINUTES 11 SECONDS EAST, 63.91 FEET; THENCE SOUTH 02 DEGREES 39 MINUTES 47 SECONDS EAST, 183.98 FEET TO THE PLACE OF BEGINNING, ALL IN COOK COUNTY, ILLINOIS. CONTAINING 114,066 SQ. FT. OR 2.6186 ACRES

                                  Schedule E-4

                      Description of Plymouth, MA Property

                             MapleRidge of Plymouth
        97 Warren Avenue, Plymouth, Plymouth County, Massachussetts 02360

All of those lots or parcels of land located in Plymouth County, Massachusetts and more particularly described as follows:

A certain parcel of land with the buildings thereon, situated on the southerly side of Warren Avenue (Route 3A) near the intersection of Sunrise Avenue, in the Town of Plymouth in the Commonwealth of Massachusetts, bounded and described as follows:

Beginning at a point on said Warren Avenue at land of Berry, thence:

the centerline of Sunrise Avenue thence:

S 89o 15' 12" E, a  distance  of 50.00' to a point,  thence:
S 00o 44' 48" W, a distance  of 172.00' to a point,  thence:
S 80o 36' 36" E, a distance of 125.74 calculated (123.00' plan), thence:
S 04o 06 18" W, a distance of 457.76, thence:
S 80o 05' 58" E, a  distance  of 11.28' to a point,  thence:
S 39o 15' 14" E, a distance of 59.48' calculated (65.00' plan)to a point,thence:
S 14o 07' 31" E, a distance of 31.95' to a point,  thence:
S 27o 37' 17" W, a distance of 52.94' to a point,  thence: S 05o 39' 27" W, a distance of 36.54' to a point, thence:
S 17o 56' 58" E, a  distance  of  56.53'  to a point,  thence:
N 87o 26' 20" E, a distance of 6.00' to a point, thence:
S 02o 33' 41" E, a distance of 32.00' to a point,  thence:
S 06o 18' 14" E, a distance of 120.00' to a point, thence:
S 07o 13' 45" E, a distance of 120.00' to a point, thence:
S 07o 26' 30" E, a distance of 120.00' to a point, thence:
S 86o 55' 22" W, a distance of 59.82' to a point, thence:
S 83o 50' 11" W, a distance of 268.43' to a point (iron pipe found 1.6' off), thence: N 04o 01' 25" E, a distance of 1290.00' to the point of beginning. Property Address: 97 Warren Avenue, Plymouth, MA

The above parcel contains 262,326 square feet or 6.02 acres land area.

                                  Schedule E-5

                     Description of Willoughby, OH Property


                            MapleRidge of Willoughby
             35300 Kaiser Court, Willoughby, Lake County, Ohio 44094

All of those lots or parcels of land located in Lake County, Ohio and more particularly described as follows: Situated in the City of Willoughby, County of Lake and State of Ohio, and known as being part of Original Willoughby Township, Lot No. 1 in Tract No. 10 and being further bounded and described as follows:
Commencing at the intersection of the centerline of S.O.M. Center Road, State Route 91 with the centerline of Euclid Avenue, U.S. Route 20; Thence South 3 deg. 07' 40" West, along the centerline of S.O.M. Center Road, a distance of
702.64 feet to a point; Thence South 86 deg. 52' 20" East, a distance of 40.00 feet to a point in the Easterly line of S.O.M. Center Road at the Southerly end of a curved turnout between said Easterly line and the Southerly line of Kaiser Court; Thence Northeasterly along the arc of said curved turnout, deflecting to the right, an arc distance of 31.42 feet, to a point of tangency in the Southerly line of Kaiser Court, said curve having a radius of 20.00 feet and a chord which bears North 48 deg. 07' 40" East, 28.28 feet; Thence South 86 deg. 52' 20" East, along the Southerly line of Kaiser Court, a distance of 357.46 feet to a 5/8 inch diameter iron pin found (observed 0.03 feet south) at the point of curve for Cul-de-sac, and the principal place of beginning of the parcel of land herein described; Thence along the arc of said curve, deflecting to the left, an arc distance of continued 101.32 feet to a capped iron pin set, said curve having a radius of 60.00 feet and a chord which bears North 44 deg. 44' 58" East, 89.71 feet; Thence Southeasterly along the arc of a curve deflecting to the left, an arc distance of 11.62 feet to a capped iron pin set, said curve having a radius of 8.00 feet and a chord which bears South 45 deg. 15' 01" East, 10.63 feet; Thence South 86 deg. 52' 20" East, a distance of
278.51 feet to a capped iron pin set; Thence North 2 deg. 42' 30" East, a distance of 273.16 feet to a capped iron pin set in the Southerly line of land now or formerly owned by Cedarwood Apartments, Limited, by deed recorded in Volume 1078, Page 925 of Lake County Deed Records; Thence South 87 deg. 17' 30" East, along said Southerly line, and continuing along the Southerly line of land now or formerly owned by Joseph Berger, TR., by deed recorded in Volume 649, Page 305 of Lake County Deed Records, a distance of 395.38 feet to a capped iron pin set at the Northwesterly corner of land now or formerly owned by the City of Willoughby by deed recorded in Volume 777, Page 9 of Lake County Deed Records; Thence South 2 deg. 27' 30" West, along the Westerly line of said City of Willoughby's land a distance of 701.51 feet to a capped iron pin set at the Southwesterly corner thereof, said point also being on the Northerly line of Big Turtle Condominiums as recorded in Volume U, Pages 12 and 12-1 of Lake County Map Records; Thence North 87 deg. 17' 30" West, along said Northerly line a distance of 398.44 feet to a 5/8 inch diameter iron pin found, (observed 0.15 feet North and 0.30 feet West) at the Southeasterly corner of land now or formerly owned by Kaiser Foundation Health Plan of Ohio; Thence North 2 deg. 42' 30" East, along the Easterly line of said Kaiser Foundation Health Plan of Ohio's land a distance of 368.34 feet to a 5/8 inch diameter iron pin found, (observed 0.15 feet West) at the Northeasterly corner thereof; Thence North 86 deg. 52' 20" West, along the Northerly line of said Kaiser Foundation Health Plan of Ohio's land a distance of 346.48 feet to the principal place of beginning and containing 6.8042 acres of land, as surveyed by Stephen Hovancsek & Associates, Inc., Registered Surveyor No. 5160, State of Ohio, February 1998.

                                  Schedule E-6

                        Description of Tulsa, OK Property

                                             Brighton Gardens of Tulsa
          5211 South Lewis Avenue, Tulsa, Tulsa County, Oklahoma 74105
LEGAL DESCRIPTION:
ALL OF THOSE LOTS OR PARCELS OF LAND LOCATED IN TULSA COUNTY, OKLAHOMA AND MORE PARTICULARLY DESCRIBED AS FOLLOWS: LOT ONE (1), BLOCK ONE (1), BRIGHTON GARDENS OF TULSA, A SUBDIVISION IN THE CITY OF TULSA, TULSA COUNTY, STATE OF OKLAHOMA, ACCORDING TO THE RECORDED PLAT NO. 5258 LESS AND EXCEPT THE FOLLOWING DESCRIBED TRACT THEREOF: BEGINNING AT THE NORTHWEST CORNER OF SAID LOT 1; THENCE SOUTH 89(degree)58'46" EAST FOR 279.39 FEET TO THE NORTHERNMOST NORTHEAST CORNER OF SAID LOT 1; THENCE SOUTH 00(degree)04'36" WEST FOR 132.00 FEET; THENCE NORTH 89(degree)58'46" WEST A DISTANCE OF 279.54 FEET TO A POINT ON THE WEST LINE OF SAID LOT 1; THENCE NORTH 00(degree)08'35" EAST ALONG THE WEST LINE OF SAID LOT 1 FOR 132.00 FEET TO THE POINT OF BEGINNING. ALSO BEING FURTHER DESCRIBED AS METES AND BOUNDS BY SURVEYOR AS FOLLOW: A TRACT OF LAND LOCATED IN SOUTHWEST QUARTER OF THE NORTHWEST QUARTER OF THE NORTHWEST QUARTER (SW/4 NW/4 NW/4) OF SECTION THIRTY-TWO (32), TOWNSHIP NINETEEN (19) NORTH, RANGE THIRTEEN (13) EAST OF THE I.B.M., TULSA COUNTY, OKLAHOMA; COMMENCING AT THE NORTHWEST CORNER OF SAID
SECTION 32, SAID POINT BEING THE CENTERLINE OF INTERSECTION OF EAST 51ST STREET SOUTH AND SOUTH LEWIS AVENUE; THENCE S 0(degree)08'35" W, ALONG THE WEST LINE OF
SECTION 32, A DISTANCE OF 659.35 FEET; THENCE S 89(degree)58'45" E A DISTANCE OF
50.00 FEET TO THE POINT OF BEGINNING; THENCE CONTINUING S 89(degree)58'45" E A DISTANCE OF 609.08 FEET TO A POINT, SAID POINT BEING THE NORTHEAST CORNER OF SAID SW/4 OF THE NW/4 OF THE NW/4 OF SECTION 32; THENCE S 0(degree)03'47" W, ALONG SAID EAST LINE OF SAID SW/4 OF THE NW/4 OF THE NW/4, A DISTANCE OF 329.75; THENCE N 89(degree)58'26" W A DISTANCE OF 329.77 FEET; THENCE N 0(degree)08'35" E A DISTANCE OF 81.00 FEET; THENCE N 89(degree)58'26" W A DISTANCE OF 279.77 FEET TO A POINT ON THE WEST LINE OF SAID SECTION 32; THENCE N 0(degree)08'35" E A DISTANCE OF 248.69 FEET TO THE POINT OF BEGINNING. CONTAINING 4.09 ACRES, MORE OR LESS.

                                   Schedule F

                             Form of Owner Agreement







                           In the form executed as of

                             the date hereof by the

                                 parties hereto

                                   Schedule G

                             Permitted Encumbrances

                                   Schedule H

                            Form of Pooling Agreement





                           In the form executed as of

                             the date hereof by the

                                 parties hereto

                                   Schedule I

            Allocation of Purchase Price (MA2, December 2002 Closing)

         The   Purchase   Price  shall  be  Thirty  Six  Million   Four  Hundred
Eighty-Seven Thousand Four Hundred Ten Dollars ($36,487,410), allocated among the Properties as follows:



                                                               Purchase Price
   Facility            Location           Purchase Price   Allocation Percentage
   --------            --------           --------------         -----------
Pleasant Hills     Little Rock, AR         $10,638,918              29.17%
MapleRidge         Hemet, CA               $ 4,109,688              11.26%
Brighton Gardens   Hoffman Estates, IL     $ 7,543,752              20.67%
MapleRidge         Plymouth, MA            $ 4,580,387              12.55%
MapleRidge         Willoughby, OH          $ 4,930,498              13.51%
Brighton Gardens   Tulsa, OK               $ 4,684,167              12.84%

Total                                      $36,487,410              100.00%
                                           ===========              =======

                                   Schedule J

                                Title Commitments

---------------------------- -------------------------- ----------------------- ------------------------- ------------
       Commitment or              Effective Date               Property              City and State          Pool
       Order Number
---------------------------- -------------------------- ----------------------- ------------------------- ------------
         NA 23709               September 23, 2002      Pleasant Hills          Little Rock , AR             MSL2
---------------------------- -------------------------- ----------------------- ------------------------- ------------
         NA 23616                October 10, 2002       Brighton Gardens        Hoffman Estates, IL          MSL2
---------------------------- -------------------------- ----------------------- ------------------------- ------------
         NA 23619                October 22, 2002       Brighton Gardens        Tulsa, OK                    MSL2
---------------------------- -------------------------- ----------------------- ------------------------- ------------
         NA 23625                 October 8, 2002       Maple Ridge             Willoughby, OH               MSL2
---------------------------- -------------------------- ----------------------- ------------------------- ------------
         NA 23623               September 27, 2002      Maple Ridge             Hemet, CA                    MSL2
---------------------------- -------------------------- ----------------------- ------------------------- ------------
         NA 23622                October 15, 2002       Maple Ridge             Plymouth, MA                 MSL2
---------------------------- -------------------------- ----------------------- ------------------------- ------------

                                   Schedule K

                                     Surveys

-------------------------- --------------------------- ------------------------ ------------------------- ------------
  The Matthews Company           Date of Survey               Property               City and State          Pool
       Job Number
-------------------------- --------------------------- ------------------------ ------------------------- ------------
          23831                November 19, 2002           Pleasant Hills       Little Rock , AR             MSL2
-------------------------- --------------------------- ------------------------ ------------------------- ------------
          23818                 November 5, 2002          Brighton Gardens      Hoffman Estates, IL          MSL2
-------------------------- --------------------------- ------------------------ ------------------------- ------------
          23824                November 18, 2002          Brighton Gardens      Tulsa, OK                    MSL2
-------------------------- --------------------------- ------------------------ ------------------------- ------------
          23830                November 18, 2002             Maple Ridge        Willoughby, OH               MSL2
-------------------------- --------------------------- ------------------------ ------------------------- ------------
          23828                November 25, 2002             Maple Ridge        Hemet, CA                    MSL2
-------------------------- --------------------------- ------------------------ ------------------------- ------------
          22827                November 27, 2002             Maple Ridge        Plymouth, MA                 MSL2
-------------------------- --------------------------- ------------------------ ------------------------- ------------

                                   Schedule L

                              Environmental Reports

Little Rock, AR location:
Report of Phase I Environmental Site Assessment prepared by Terra-Mar, Inc. dated March 16, 1992 Environmental Site Assessment prepared by HBC Engineering, Inc. dated January 14, 1997 Site Assessment Report prepared by PMI dated July 5, 2001

Hemet, CA location:
Phase I Environmental Site Assessment Report prepared by SECOR International Incorporated dated January 9, 1998

Hoffman Estates, IL location:

Phase I Environmental Site Assessment prepared by Hanson Engineers dated April 2, 1997


Plymouth, MA location: Phase I Environmental Site Assessment Report prepared by Ransom Environmental Consultants, Inc. dated December 17, 1997 Underground Storage Tank Removal Report prepared by Ransom Environmental Consultants, Inc. dated March 11, 1998


Willoughby, OH location: Phase I Environmental Site Assessment Report prepared by SECOR International Incorporated dated February 3, 1998

Tulsa, OK location:

Phase I Environmental Site Assessment prepared by Dames & Moore dated July 30, 1997

                              Environmental Reports

------------------ ----------------- ---------- ------------------- ------------------ -------------- ----------------
    Property        City and State     Pool          Provider        Effective Date      Objection    CI Project No.
                                                                                          Letter
------------------ ----------------- ---------- ------------------- ------------------ -------------- ----------------
Brighton Gardens   Hoffman           MSL2       Commercial          November 25, 2002    N/A - No     0154-0022-CNL
                   Estates, IL                  Inspectors, LLC                         objections
------------------ ----------------- ---------- ------------------- ------------------ -------------- ----------------
Brighton Gardens   Tulsa, OK         MSL2       Commercial          November 26, 2002    N/A - No     0154-0024-CNL
                                                Inspectors, LLC                         objections
------------------ ----------------- ---------- ------------------- ------------------ -------------- ----------------
Maple Ridge        Hemet, CA         MSL2       Commercial          November 8, 2002     N/A - No     0154-0029-CNL
                                                Inspectors, LLC                         objections
------------------ ----------------- ---------- ------------------- ------------------ -------------- ----------------
Maple Ridge        Plymouth, MA      MSL2       Commercial          November 25, 2002    Doc. No.     0154-0020-CNL
                                                Inspectors, LLC                           609437
------------------ ----------------- ---------- ------------------- ------------------ -------------- ----------------
Maple Ridge        Willoughby, OH    MSL2       Commercial          November 26, 2002    N/A - No     0154-0021-CNL
                                                Inspectors, LLC                         objections
------------------ ----------------- ---------- ------------------- ------------------ -------------- ----------------
Pleasant Hills     Little Rock , AR  MSL2       Commercial          November 26, 2002    N/A - No     0154-0023-CNL
                                                Inspectors, LLC                         objections
------------------ ----------------- ---------- ------------------- ------------------ -------------- ----------------

                                   Schedule M

                          Venture Organizational Chart



                                [GRAPHIC OMITTED]

                                   Schedule N

                              Special Warranty Deed





                           In the form executed as of

                             the date hereof by the

                                 parties hereto

                                   Schedule O

                             Assignment of Contracts





                           In the form executed as of

                             the date hereof by the

                                 parties hereto

                                   Schedule P

                        Assignment of Intangible Property





                           In the form executed as of

                             the date hereof by the

                                 parties hereto

                                   Schedule Q

        Assignment of Purchase Contract to Applicable Property Transferee





                           In the form executed as of

                             the date hereof by the

                                 parties hereto

                                   Schedule R

                              Warranty Bill of Sale





                           In the form executed as of

                             the date hereof by the

                                 parties hereto

                                   SCHEDULE S

                   FORM OF SUBSTITUTE ARCHITECT'S CERTIFICATE

To: CNL Retirement MA2, LP, a Delaware limited partnership, as purchaser (together with its successors and assigns "CNL") and Eight Pack Management Corp. ("Tenant")

From:              Marriott International Design and Construction Services, Inc.

Date:             ___________, 2002

Re:              Facility                             Location




                 MapleRidge                           Hemet, CA
                 Brighton Gardens                     Hoffman Estates, IL
                 MapleRidge                           Plymouth, MA
                 MapleRidge                           Willoughby, OH
                 Brighton Gardens                     Tulsa, OK



As an inducement to CNL to acquire the above referenced properties and to Tenant to lease the above referenced properties, the undersigned does hereby certify to CNL and Tenant that to the best of undersigned's knowledge the applicable plans and specifications for construction of the above referenced properties comply with all applicable requirements of all governmental authorities having jurisdiction over the improvements located on the above referenced properties, including without limitation, all applicable zoning laws, ordinances, rules, regulations and restrictions (but excluding any such ordinances, rules, regulations and restrictions relating to environmental matters) and that, to the best of undersigned's knowledge, the above referenced properties were each built in substantial compliance with said plans, specifications and drawings for each of such above referenced properties.

Marriott International Design & Construction Services, Inc.

By:      __________________________________
         Project Director

                                   SCHEDULE T

                    FORM OF SUBSTITUTE ENGINEER'S CERTIFICATE

To:                CNL Retirement MA2, LP, a Delaware  limited  partnership,
                   as purchaser (together with its successors and assigns "CNL")
                   and Eight Pack Management Corp. ("Tenant")
From:              Marriott International Design and Construction Services, Inc.

Date:              ___________, 2002

Re:              Facility                             Location




                 MapleRidge                           Hemet, CA
                 Brighton Gardens                     Hoffman Estates, IL
                 MapleRidge                           Plymouth, MA
                 MapleRidge                           Willoughby, OH
                 Brighton Gardens                     Tulsa, OK



As an inducement to CNL to acquire the above referenced properties and to Tenant to lease the above referenced properties, we do hereby certify to CNL and Tenant that an engineer duly registered under the laws and applicable regulations of all governmental authorities having jurisdiction over the improvements located on the above referenced properties, prepared the plans and specifications for construction of the above-referenced properties. And that to the best of the undersigned's knowledge those plans and specifications comply with all applicable requirements of all governmental authorities having jurisdiction over the improvements located on the applicable above referenced properties, including without  limitation,  all applicable zoning laws,  ordinances,  rules, regulations and restrictions (but excluding any such ordinances, rules, regulations and restrictions relating to environmental matters). In addition, we hereby certify that, to the best of the undersigned's knowledge, each of the above referenced properties were built in substantial compliance with said plans, specifications and drawings for each of such properties.

Marriott International Design & Construction Services, Inc.

By:      __________________________________
         Project Director

                                   Schedule U
                              Intentionally omitted

                                   Schedule V

                                  FF&E Schedule

Little Rock, AR location:
      Fixed Asset Detail Schedule (BU/Product Dept:  54/54863.6048); For 11/2002

Hemet, CA location:
      Fixed Asset Detail Schedule (BU/Product Dept:  53/53107.6048); For 11/2002

Hoffman Estates, IL location:
      Fixed Asset Detail Schedule (BU/Product Dept:  54/54504.6048); For 11/2002

Plymouth, MA location:
      Fixed Asset Detail Schedule (BU/Product Dept:  53/53622.6048); For 11/2002

Willoughby, OH location:
      Fixed Asset Detail Schedule (BU/Product Dept:  53/53506.6048); For 11/2002

Tulsa, OK location:
      Fixed Asset Detail Schedule (BU/Product Dept:  54/54310.6048); For 11/2002

                                   Schedule W

                       Form of Transition Period Sublease





                           In the form executed as of

                             the date hereof by the

                                 parties hereto

                                   Schedule X
                          Description of Motor Vehicles



                                      None.

                                   Schedule Y

                  Form of Termination of the Orland Park Lease





                           In the form executed as of

                             the date hereof by the

                                 parties hereto

                                   Schedule Z

                               Litigation Matters



                                      None.

                                   Schedule AA

             Form of Termination of Orland Park Memorandum of Lease





                           In the form executed as of

                             the date hereof by the

                                 parties hereto

                                   Schedule BB

              Form of Termination of the Orland Park Rent Guaranty





                           In the form executed as of

                             the date hereof by the

                                 parties hereto

                                   Schedule CC

        Form of Termination of the Orland Park Membership Interest Pledge





                           In the form executed as of

                             the date hereof by the

                                 parties hereto

                                   Schedule DD

             Form of Termination of Orland Park Operating Agreement





                           In the form executed as of

                             the date hereof by the

                                 parties hereto

                                   Schedule EE

      Form of Termination of Orland Park Memorandum of Operating Agreement





                           In the form executed as of

                             the date hereof by the

                                 parties hereto

                                   Schedule FF

               Form of Termination of Orland Park Owner Agreement







                           In the form executed as of

                             the date hereof by the

                                 parties hereto

                                   Schedule GG

                 Form of Termination of Orland Park CNL Guaranty







                           In the form executed as of

                             the date hereof by the

                                 parties hereto

                                   Schedule HH

                      Form of New Orland Park Rent Guaranty







                           In the form executed as of

                             the date hereof by the

                                 parties hereto

                                   Schedule II

                              Form of CNL Guaranty







                           In the form executed as of

                             the date hereof by the

                                 parties hereto

                                   Schedule JJ

                     Purchaser's Title and Survey Objections

                       Title Objection Letters - MSL2/MSL2

 Commitment or      Effective Date         Property          City and State     Pool  Date of Objection Letter     Order Number
  Document No.
------------- ------------------------- ------------------- --------------------- ------ -------------------------- ---------------
  NA 23709        September 23, 2002    Pleasant Hills      Little Rock , AR       MSL2      December 5, 2002           606674
------------- ------------------------- ------------------- --------------------- ------ -------------------------- ---------------
  NA 23616         October 10, 2002     Brighton Gardens    Hoffman Estates, IL    MSL2      November 26, 2002          604508
------------- ------------------------- ------------------- --------------------- ------ -------------------------- ---------------
  NA 23619         October 22, 2002     Brighton Gardens    Tulsa, OK              MSL2      December 5, 2002           606597
------------- ------------------------- ------------------- --------------------- ------ -------------------------- ---------------
  NA 23625          October 8, 2002     Maple Ridge         Willoughby, OH         MSL2      November 30, 2002          605223
------------- ------------------------- ------------------- --------------------- ------ -------------------------- ---------------
  NA 23623        September 27, 2002    Maple Ridge         Hemet, CA              MSL2      December 5, 2002           606618
------------- ------------------------- ------------------- --------------------- ------ -------------------------- ---------------
  NA 23622         October 15, 2002     Maple Ridge         Plymouth, MA           MSL2      December 6, 2002           606860
------------- ------------------------- ------------------- --------------------- ------ -------------------------- ---------------

            Survey Objection Letters - MSL2 closing December 20, 2002

The Matthews
  Company      Date of Survey           Property         City and State       Pool Date of Objection Letter Document No.
 Job Number
--------- --------------------- ---------------------- --------------------- ------- ------------------- ---------------
 23831      November 19, 2002        Pleasant Hills    Little Rock , AR       MSL2    December 5, 2002       606674
--------- --------------------- ---------------------- --------------------- ------- ------------------- ---------------
 23818      November 5, 2002        Brighton Gardens   Hoffman Estates, IL    MSL2    November 26, 2002      604508
--------- --------------------- ---------------------- --------------------- ------- ------------------- ---------------
 23824      November 18, 2002       Brighton Gardens   Tulsa, OK              MSL2    December 5, 2002       606597
--------- --------------------- ---------------------- --------------------- ------- ------------------- ---------------
 23830      November 18, 2002          Maple Ridge     Willoughby, OH         MSL2    November 30, 2002      605223
--------- --------------------- ---------------------- --------------------- ------- ------------------- ---------------
 23828      November 25, 2002          Maple Ridge     Hemet, CA              MSL2    December 5, 2002       606618
--------- --------------------- ---------------------- --------------------- ------- ------------------- ---------------
 22827      November 27, 2002          Maple Ridge     Plymouth, MA           MSL2    December 6, 2002       606860
--------- --------------------- ---------------------- --------------------- ------- ------------------- ---------------

                                   Schedule KK

                   Purchaser's Environmental Report Objections

    Property        City and State     Pool          Provider        Effective Date      Objection    CI Project No.
                                                                                          Letter
------------------ ----------------- ---------- ------------------- ------------------ -------------- ----------------
Brighton Gardens   Hoffman           MSL2       Commercial          November 25, 2002    N/A - No     0154-0022-CNL
                   Estates, IL                  Inspectors, LLC                         objections
------------------ ----------------- ---------- ------------------- ------------------ -------------- ----------------
Brighton Gardens   Tulsa, OK         MSL2       Commercial          November 26, 2002    N/A - No     0154-0024-CNL
                                                Inspectors, LLC                         objections
------------------ ----------------- ---------- ------------------- ------------------ -------------- ----------------
Maple Ridge        Hemet, CA         MSL2       Commercial          November 8, 2002     N/A - No     0154-0029-CNL
                                                Inspectors, LLC                         objections
------------------ ----------------- ---------- ------------------- ------------------ -------------- ----------------
Maple Ridge        Plymouth, MA      MSL2       Commercial          November 25, 2002    Doc. No.     0154-0020-CNL
                                                Inspectors, LLC                           609437
------------------ ----------------- ---------- ------------------- ------------------ -------------- ----------------
Maple Ridge        Willoughby, OH    MSL2       Commercial          November 26, 2002    N/A - No     0154-0021-CNL
                                                Inspectors, LLC                         objections
------------------ ----------------- ---------- ------------------- ------------------ -------------- ----------------
Pleasant Hills     Little Rock , AR  MSL2       Commercial          November 26, 2002    N/A - No     0154-0023-CNL
                                                Inspectors, LLC                         objections
------------------ ----------------- ---------- ------------------- ------------------ -------------- ----------------